Exhibit 17(c)

================================================================================
DEAR SHAREHOLDER:

     We are pleased to provide you with this Semi-Annual Report for the Merrill Lynch Funds For Institutions Series.

Merrill Lynch Premier Institutional Fund

     For the six months ended October 31, 2000, the Fund's net annualized yield was 6.40%. The Fund's seven-day net annualized yield as of October 31, 2000, was 6.51%. The average portfolio maturity for the Merrill Lynch Premier Institutional Fund at October 31, 2000, was 64 days compared to 62 days at April 30, 2000.

     During the six-month period ended October 31, 2000, Merrill Lynch Premier Institutional Fund maintained an average life ranging from a low of 56 days to a high of 71 days. With the recent slowdown in the US economy, we attempted to maintain our average life in the 70-day range.

     Early in the period, with strong economic growth and tight labor markets as the backdrop, it appeared as though the Federal Reserve Board could continue to tighten monetary policy throughout 2000. We continued to focus on floating rate securities in this environment, especially those linked to the London Interbank Offered Rate (LIBOR) since they provided some degree of protection against higher interest rates. The fear of a continuing move toward higher interest rates caused the yield curve to remain steep in the front end, allowing us to invest in the one-year sector when we believed interest rates were compensating us for the magnitude of tightening we projected. As the period progressed and the economy showed signs of slowing, the yield curve flattened substantially. In this environment, we focused on securities with three-month and four-month maturities, which were providing the same yield as those with one-year maturities.

     Looking ahead, it appears that the impact of 100 basis points (1.00%) of tightening by the Federal Reserve Board in 2000 is finally starting to slow the US economy. We believe that it is premature to discuss an easing by the Federal Reserve Board, but that there is the potential for monetary policy to remain unchanged for a prolonged period.

Merrill Lynch Institutional Fund

     For the six months ended October 31, 2000, the Fund's net annualized yield was 6.33%. The Fund's seven-day net annualized yield as of October 31, 2000, was 6.44%. The average portfolio maturity for the Merrill Lynch Institutional Fund at October 31, 2000, was 51 days, compared to 62 days at April 30, 2000.

     During the six-month period ended October 31, 2000, Merrill Lynch Institutional Fund maintained an average life ranging from a low of 49 days to a high of 66 days. With the recent slowdown in the US economy, we attempted to maintain our average life as close to the 60-day cap as possible.

     Early in the period, with strong economic growth and tight labor markets as the backdrop, it appeared as though the Federal Reserve Board could continue to tighten monetary policy throughout 2000. We continued to focus on floating rate securities in this environment, especially those linked to LIBOR since they provided some degree of protection against higher interest rates. The fear of a continuing more toward higher interest rates caused the yield curve to remain steep in the front end, allowing us to invest in the one-year sector when we believed interest rates were compensating us for the magnitude of tightening we projected. As the period progressed and the economy showed signs of slowing, the yield curve flattened substantially. In this environment, we focused on securities with three-month and four-month maturities, which were providing the same yield as those with one-year maturities.

     Looking ahead, it appears that the impact of 100 basis points of tightening by the Federal Reserve Board in 2000 is finally starting to slow the US economy. We believe that it is premature to discuss an easing by the Federal Reserve Board, but that there is the potential for monetary policy to remain unchanged for a prolonged period.

Merrill Lynch Rated Institutional Fund

     For the six months ended October 31, 2000, the Fund's net annualized yield was 6.25%. The Fund's seven-day net annualized yield as of October 31, 2000, was 6.37%. The average portfolio maturity for the Merrill Lynch Rated Institutional Fund at October 31, 2000, was 45 days, compared to 52 days at April 30, 2000.

     During the six-month period ended October 31, 2000, Merrill Lynch Rated Institutional Fund maintained an average life ranging from a low of 35 days to a high of 53 days. Even with the recent slowdown in the US economy, uncertainties surrounding asset flows have caused us to maintain our average life around 50 days.

     Early in the period, with strong economic growth and tight labor markets as the backdrop, it appeared as though the Federal Reserve Board could continue to tighten monetary policy throughout 2000. We continued to focus on floating rate securities in this environment, especially those linked to LIBOR since they provided some degree of protection against higher interest rates. The fear of a continuing move toward higher interest rates caused the yield curve to remain steep in the front end, allowing us to invest in the one-year sector when we believed interest rates were compensating us for the magnitude of tightening we projected. As the period progressed and the economy showed signs of slowing, the yield curve flattened substantially. In this environment, we focused on securities with three-month and four-month maturities, which were providing the same yield as those with one-year maturities.

     Looking ahead, it appears that the impact of 100 basis points of tightening by the Federal Reserve Board in 2000 is finally starting to slow the US economy. We believe that it is premature to discuss an easing by the Federal Reserve Board, but that there is the potential for monetary policy to remain unchanged for a prolonged period.

Merrill Lynch Government Fund

     For the six months ended October 31, 2000, the Fund's net annualized yield was 6.25%. The Fund's seven-day net annualized yield as of October 31, 2000, was 6.35%. The average portfolio maturity for the Merrill Lynch Government Fund at October 31, 2000, was 49 days, compared to 55 days at April 30, 2000.

     For the six months ended October 31, 2000, Merrill Lynch Government Fund remained relatively optimistic as to the direction of interest rates. Despite an aggressive Federal Reserve Board policy earlier in the period, slowing demand and diminished productivity gains held the Federal Reserve Board in check after its May meeting.

     Throughout the period, we continued to emphasize a barbelled structure. However, we have started to build liquidity for year-end to meet investor needs and to take advantage of any potential financing aberrations. Structurally, we reduced our commitments to the overnight markets (from 50% to 33%), while increasing our holdings in longer-dated, deep-discounted, callable agency issues for yield. Additionally, while we modestly reduced our holdings in floating rate securities, we have continued to emphasize indexes that continue to outperform financing levels.

     Merrill Lynch Treasury Fund

     For the six months ended October 31, 2000, the Fund's net annualized yield was 5.83%. The Fund's seven-day net annualized yield as of October 31, 2000, was 5.97%. The average portfolio maturity for the Merrill Lynch Treasury Fund at October 31, 2000, was 56 days, compared to 54 days at April 30, 2000.

     For the six months ended October 31, 2000, Merrill Lynch Treasury Fund for the most part held its average life near the 60-day limit as strong technicals and a steep yield curve dominated the front end of the Treasury curve. Recent shifts in Treasury funding needs away from the one-year sector have given the three-month to six-month sector more supply and in turn, better liquidity.

     During the six-month period, we took advantage of some of the market aberrations that have occurred as the Treasury has utilized cash management bills to cover its cash shortfalls. We targeted issues that we believed would benefit from reinvestment of the proceeds. As supply has clearly favored bills in our investment horizon, we reduced our position in Treasury notes, with the exception of issues that will mature after year-end, for liquidity purposes. Currently, our focus is on preparing for year-end investor needs. We limited our involvement in late December maturities while focusing on January and February. Investor anticipation of a large cash management bill maturing after year-end has diminished, given an increase in the amount of the Treasury's cash receipts expected during the fourth quarter of 2000.

Merrill Lynch Institutional Tax-Exempt Fund

     For the six months ended October 31, 2000, the Fund's net annualized yield was 4.09%. The Fund's seven-day net annualized yield as of October 31, 2000, was 4.20%. The average portfolio maturity for the Merrill Lynch Institutional Tax-Exempt Fund at October 31, 2000, was 32 days, compared to 50 days at April 30, 2000.

     Merrill Lynch Institutional Tax-Exempt Fund began the six-month period ended October 31, 2000 employing a cautious investment strategy to the short-term municipal market. While still experiencing the effects of seasonal tax-related redemptions, the Fund's net assets declined to a low of $2.0 billion before stabilizing in the middle of May. With overall tax-related redemptions coming in higher than in previous years, combined with an anticipated interest rate increase by the Federal Reserve Board, yields on one-year short-term municipal notes rose to the 4.90% range, or 80% of their taxable equivalent. At the same time, yields on variable rate demand notes (VRDN) rose to 100% of the taxable equivalents. The Fund took advantage of the opportunity to lock in attractive yields by purchasing municipal notes when the situations presented themselves.

     On May 16, 2000, the Federal Reserve Board increased the Federal Funds rate 50 basis points to 6.50%. This dramatic showing by the Federal Reserve Board created a positive feeling among investors, giving a sense that we may be near an end to the current cycle of rising short-term interest rates. As funds began to see subscriptions and the need to replace maturing notes grew, investors began to scramble to try to lock in the high yields offered by municipal notes. This scenario carried over through October as the Federal Reserve Board held short-term interest rates steady at the June, August and October Federal Open Market Committee meetings and was further reinforced as economic statistics indicated that the economy was beginning to slow. Yields on one- year municipal notes declined approximately 60 basis points to the 4.30% range, or 66% of the taxable equivalents, during this period. The Fund improved its performance during this period as we replaced lower-yielding, maturing municipal notes with higher-yielding securities. In addition, as the Fund received new subscriptions, we were also able to take advantage of fluctuations in yield offered by VRDNs during the period. As the municipal yield curve flattened during this period, we began to concentrate more on tax-exempt commercial paper as a means to diversify maturities. The Fund's assets grew steadily and ended the period near a record $2.8 billion, while the average life fluctuated around the 35-day range.

     In the near term, we expect to continue to employ a similar approach to the short-term municipal market. This investment strategy is warranted due to the uncertainty surrounding the presidential election as well as the rise in oil prices. In addition, it is still unclear whether the domestic economy is stabilizing, which could prompt the Federal Reserve Board into action in the future. We will continue to pursue and take advantage of yield opportunities in both municipal notes and tax-exempt commercial paper when they exist and become available. We will also continue to closely monitor credit quality and at the same time seek to maintain an attractive tax-exempt yield for our shareholders.

     We thank you for your continued interest in Merrill Lynch Funds For Institutions Series, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Robert W. Crook                                               /s/ P. Michael Walsh

Robert W. Crook                                                   P. Michael Walsh
President and Trustee                                             Vice President and Portfolio Manager
Merrill Lynch Funds For Institutions Series                       Merrill Lynch Premier Institutional Fund
                                                                  Merrill Lynch Institutional Fund
                                                                  Merrill Lynch Rated Institutional Fund

/s/ Kevin Schiatta                                                /s/ John Ng

Kevin Schiatta                                                    John Ng
Vice President and Portfolio Manager                              Vice President and Portfolio Manager
Merrill Lynch Institutional Tax-Exempt Fund                       Merrill Lynch Government Fund
                                                                  Merrill Lynch Treasury Fund

November 27, 2000

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH PREMIER INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY           VALUE
                      FACE AMOUNT                                               RATE*      DATE           (NOTE 1a)
=====================================================================================================================
U.S.                  $ 10,000,000  U.S. Treasury Bills .....................   4.63%    11/30/00      $   10,001,525
GOVERNMENT &            10,000,000  U.S. Treasury Notes .....................   4.63     12/31/00           9,963,669
AGENCY                  42,800,000  U.S. Treasury Notes .....................   4.50     01/31/01          42,577,440
ISSUES -- 2.8%          40,000,000  U.S. Treasury Notes .....................   5.00     04/30/01          39,722,636
                        25,000,000  Federal Home Loan Banks .................   4.95     11/20/00          25,000,208
                        25,000,000  Federal Home Loan Mortgage Corp. ........   5.05     11/17/00          24,999,573
                        25,000,000  Federal Home Loan Mortgage Corp. ........   5.13     11/24/00          24,999,508
                        25,000,000  Federal Home Loan Mortgage Corp. ........   5.18     11/24/00          24,999,385
                        12,500,000  Federal Home Loan Mortgage Corp. ........   5.25     01/19/01          12,460,461
                        25,000,000  Federal Home Loan Mortgage Corp. ........   5.15     01/26/01          24,908,348
                        25,000,000  Federal National Mortgage Assoc. ........   5.21     01/26/01          24,927,623
                        41,455,000  Federal National Mortgage Assoc. ........   5.41     03/22/01          41,282,212
                        25,000,000  Federal National Mortgage Assoc. ........   5.40     03/27/01          24,890,522
                        25,000,000  Federal National Mortgage Assoc. ........   5.38     03/27/01          24,888,100
                        24,900,000  Federal National Mortgage Assoc. ........   5.38     04/06/01          24,780,303
                        20,000,000  Federal National Mortgage Assoc. ........   6.00     07/17/01          19,922,318
                        45,979,000  Federal Home Loan Mortgage Corp. D/N ....   6.38     12/28/00          45,514,535
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT & AGENCY
                                    ISSUES (COST $447,116,844)  .............                             445,838,366
---------------------------------------------------------------------------------------------------------------------
U.S.                    83,690,000  Federal Home Loan Banks .................   6.84     12/01/00          83,686,570
GOVERNMENT             100,000,000  Federal Home Loan Mortgage Corp. ........   6.69     09/17/01          99,937,049
AGENCY                 244,500,000  Federal National Mortgage Assoc.  .......   6.67     09/17/01         244,335,938
ISSUES --              200,000,000  Student Loan Marketing Assoc.  ..........   6.81     03/09/01         199,965,992
VARIABLE RATE --       294,000,000  Student Loan Marketing Assoc.  ..........   6.87     02/26/02         293,852,891
11.3%                  100,000,000  Student Loan Marketing Assoc.  ..........   6.84     03/11/02          99,935,179
                       200,000,000  Student Loan Marketing Assoc.  ..........   6.84     03/18/02         199,868,529
                       450,000,000  Student Loan Marketing Assoc.  ..........   6.84     04/12/02         449,816,290
                       100,000,000  Student Loan Marketing Assoc.  ..........   6.87     04/24/02          99,986,205
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AGENCY
                                    ISSUES -- VARIABLE RATE
                                    (Cost $1,771,384,643)  ..................                           1,771,384,643
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH PREMIER INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST     MATURITY         VALUE
                      FACE AMOUNT                                               RATE*        DATE         (NOTE 1a)
=====================================================================================================================
CERTIFICATES OF       $ 25,000,000  Bank One, N.A., Illinois ................   6.94%      12/29/00      $ 25,001,949
DEPOSIT -- 2.1%        250,000,000  Citibank, N. A. .........................   6.80       02/02/01       250,026,700
                        50,000,000  SouthTrust Bank, N.A. ...................   6.86       12/19/00        50,000,644
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL CERTIFICATES OF DEPOSIT
                                    (COST $325,002,593)  ....................                             325,029,293
---------------------------------------------------------------------------------------------------------------------
EURO                   175,000,000  Abbey National Treasury Services
CERTIFICATES OF                        PLC, London...........................   7.06       12/27/00       174,999,276
DEPOSIT -- 4.3%        250,000,000  ABN-AMRO Bank, NV .......................   6.57       12/29/00       250,003,777
                       100,000,000  BNP Paribas, London .....................   6.57       12/28/00       100,001,560
                        50,000,000  Credit Agricole Indosuez ................   6.71       03/07/01        49,945,310
                       100,000,000  Westdeutsche Landesbank Girozentrale,
                                       London ...............................   6.67       02/13/01        99,976,320
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL EURO CERTIFICATES OF DEPOSIT
                                    (COST $675,006,252)  ....................                             674,926,243
---------------------------------------------------------------------------------------------------------------------
YANKEE                  25,000,000  Australia & New Zealand Banking
CERTIFICATES OF                        Group, NY ............................   6.72       03/16/01        24,973,610
DEPOSIT --             100,000,000  Banco Bilbao Vizcaya, Argentina .........   6.80       04/17/01        99,922,970
15.0%                  100,000,000  Bank of Nova Scotia, Portland ...........   6.01       11/13/00        99,998,744
                        97,000,000  Bank of Nova Scotia, Portland ...........   6.78       02/22/01        96,922,400
                        38,000,000  Bank of Nova Scotia, Portland ...........   6.74       03/14/01        37,957,759
                        49,500,000  Bayerische Hypo-und Vereinsbank AG, NY ..   7.10       07/24/01        49,585,873
                        25,000,000  Bayerische Hypo-und Vereinsbank AG, NY ..   6.88       09/04/01        25,016,453
                       200,000,000  Canadian Imperial Bank of Commerce, NY ..   6.87       08/24/01       200,095,760
                        50,000,000  Canadian Imperial Bank of Commerce, NY ..   6.72       10/10/01        49,987,640
                        57,000,000  Commerzbank AG, NY ......................   6.76       03/27/01        56,946,842
                        43,000,000  Commerzbank AG, NY ......................   6.89       08/20/01        43,024,316
                        20,000,000  Credit Communal de Belgique, NY .........   6.54       01/18/01        19,976,856
                        50,000,000  Credit Communal de Belgique, NY .........   6.71       02/28/01        49,948,340
                        60,000,000  Deutsche Bank AG, NY ....................   6.67       03/12/01        59,926,722
                        25,000,000  Deutsche Bank AG, NY ....................   6.80       04/17/01        24,980,743
                       100,000,000  Deutsche Bank AG, NY ....................   6.87       09/04/01       100,057,800

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH PREMIER INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                              INTEREST     MATURITY          VALUE
                      FACE AMOUNT                                               RATE*        DATE          (NOTE 1a)
======================================================================================================================
YANKEE                $100,000,000  Deutsche Bank AG, NY ....................   6.77%      09/13/01      $  99,990,140
CERTIFICATES OF        100,000,000  Landesbank Hessen-Thuringen Girozentrale,
DEPOSIT                                NY ...................................   6.75       09/14/01         99,974,620
(CONTINUED)             50,000,000  National Bank of Canada, NY .............   6.91       08/20/01         50,035,810
                        50,000,000  Norddeutsche Landesbank Girozentrale, NY    6.72       02/07/01         49,955,000
                       100,000,000  Norddeutsche Landesbank Girozentrale, NY    6.86       04/06/01         99,946,240
                        75,000,000  Norddeutsche Landesbank Girozentrale, NY    6.87       08/24/01         75,035,910
                        50,000,000  Rabobank Nederland N.V., NY .............   6.71       03/16/01         49,945,505
                        50,000,000  Rabobank Nederland N.V., NY .............   6.85       04/06/01         49,971,115
                        50,000,000  Royal Bank of Canada, NY ................   6.54       01/16/01         49,942,925
                        50,000,000  Svenska Handelsbanken, NY ...............   6.40       12/29/00         49,996,220
                        50,000,000  Svenska Handelsbanken, NY ...............   6.67       03/02/01         49,941,840
                       100,000,000  Svenska Handelsbanken, NY ...............   7.28       05/10/01        100,164,230
                        50,000,000  Svenska Handelsbanken, NY ...............   6.98       07/12/01         50,038,245
                       100,000,000  UBS AG, Stamford ........................   6.00       11/13/00         99,998,116
                        50,000,000  UBS AG, Stamford ........................   6.06       11/20/00         49,998,188
                       100,000,000  UBS AG, Stamford ........................   6.38       12/22/00         99,993,351
                       100,000,000  UBS AG, Stamford ........................   7.08       06/22/01        100,115,110
                        50,000,000  Unibank A/S, NY .........................   6.81       04/17/01         49,963,645
                        50,000,000  Westpac Banking Corp., NY ...............   6.80       03/28/01         49,881,445
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL YANKEE CERTIFICATES OF DEPOSIT
                                    (COST $2,364,165,868)  ..................                            2,364,210,483
----------------------------------------------------------------------------------------------------------------------
YANKEE                 150,000,000  Bank Austria, NY ........................   6.57       12/11/00        149,988,587
CERTIFICATES OF        225,000,000  Bayerische Hypo-und Vereinsbank AG,
DEPOSIT --                             NY ...................................   6.54       02/28/01        224,964,190
VARIABLE                75,000,000  Bayerische Landesbank Girozentrale,
RATE -- 7.8%                           NY ...................................   6.59       11/09/00         74,998,853
                       100,000,000  Bayerische Landesbank Girozentrale,
                                       NY ...................................   6.54       12/15/00         99,987,978
                       155,000,000  Bayerische Landesbank Girozentrale,
                                       NY ...................................   6.54       02/28/01        154,975,331
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH PREMIER INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                              INTEREST     MATURITY          VALUE
                      FACE AMOUNT                                               RATE*        DATE          (NOTE 1a)
======================================================================================================================
YANKEE                $150,000,000  Commerzbank AG, NY ......................   6.54%      03/01/01     $  149,975,931
CERTIFICATES OF        200,000,000  Credit Agricole Indosuez, NY ............   6.61       11/08/00        199,997,705
DEPOSIT -- VARIABLE     75,000,000  First Tennessee Bank, National
RATE                                   Association ..........................   6.67       12/18/00         75,000,000
(CONTINUED)            100,000,000  Royal Bank of Canada, NY ................   6.62       06/07/01         99,970,137
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL YANKEE CERTIFICATES OF
                                    DEPOSIT -- VARIABLE RATE
                                    (COST $1,229,858,712) ...................                            1,229,858,712
----------------------------------------------------------------------------------------------------------------------
TIME                   100,000,000  Canadian Imperial Bank of Commerce,
DEPOSITS -- 1.4%                       Cayman ...............................   6.56       11/01/00        100,000,000
                       125,000,000  Chase Manhattan Bank, Cayman ............   6.53       11/01/00        125,000,000
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL TIME DEPOSITS
                                    (COST $225,000,000)  ....................                              225,000,000
----------------------------------------------------------------------------------------------------------------------
BANK NOTES --           50,000,000  Bank One, N.A., Illinois ................   5.96       11/13/00         49,998,822
1.0%                    50,000,000  Bank One, N.A., Illinois ................   6.96       12/27/00         50,000,447
                        35,000,000  National City Bank, Ohio ................   6.67       03/13/01         34,970,072
                        25,000,000  National City Bank, Ohio ................   6.87       09/04/01         25,019,723
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL BANK NOTES
                                    (COST $159,986,877)  ....................                              159,989,064
----------------------------------------------------------------------------------------------------------------------
BANK NOTES --           50,000,000  Bank of America N.A.  ...................   6.65       04/27/01         50,000,000
VARIABLE               249,000,000  Bank of America N.A.  ...................   6.65       06/06/01        248,971,282
RATE -- 3.0%           100,000,000  Comerica Bank ...........................   6.64       06/01/01         99,983,011
                        50,000,000  Fleet National Bank .....................   6.86       01/22/01         50,014,305
                        25,000,000  National City Bank, Ohio ................   6.57       11/22/00         24,999,139
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL BANK NOTES -- VARIABLE RATE
                                    (COST $473,967,737)  ....................                              473,967,737
----------------------------------------------------------------------------------------------------------------------
CORPORATE               75,000,000  Abbey National Treasury Services PLC        6.03       11/20/00         74,997,282
NOTES -- 1.8%           29,500,000  AT&T Corp. ..............................   7.50       11/15/00         29,510,967
                        20,000,000  AT&T Corp. ..............................   6.88       01/16/01         19,999,698

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH PREMIER INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                              INTEREST     MATURITY          VALUE
                      FACE AMOUNT                                               RATE*        DATE          (NOTE 1a)
======================================================================================================================
CORPORATE             $ 50,000,000  Beta Finance Corp. ......................   6.62%      01/25/01       $ 50,000,000
NOTES                   10,000,000  Beta Finance Corp. ......................   6.99       04/10/01         10,000,000
(CONTINUED)            100,000,000  Ford Motor Credit Company ...............   6.67       06/15/01         99,885,190
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE NOTES
                                    (COST $284,520,425)  ....................                              284,393,137
----------------------------------------------------------------------------------------------------------------------
CORPORATE              100,000,000  American Honda Finance Corp. ............   6.67       08/14/01        100,000,000
NOTES --               150,000,000  Associates Corp. of North America .......   6.52       03/16/01        149,992,335
VARIABLE                84,000,000  Associates Corp. of North America .......   6.66       06/26/01         84,000,000
RATE -- 15.2%           25,000,000  Bear Stearns Companies Inc.  ............   6.80       01/11/01         25,002,323
                        80,000,000  Beta Finance Corp. ......................   6.60       02/05/01         80,000,000
                        20,000,000  Beta Finance Corp. ......................   6.61       03/15/01         20,000,000
                       115,000,000  CIT Group Holdings Inc. .................   6.61       04/24/01        115,001,495
                        56,000,000  CIT Group Holdings Inc. .................   6.64       05/09/01         55,993,778
                        45,000,000  Credit Suisse First Boston Inc. .........   6.65       10/10/01         45,000,000
                        60,000,000  Ford Motor Credit Company ...............   6.64       11/22/00         59,998,316
                       300,600,000  Ford Motor Credit Company ...............   6.60       11/24/00        300,590,744
                       114,000,000  General Motors Acceptance Corp. .........   6.99       11/20/00        114,015,560
                        36,000,000  General Motors Acceptance Corp. .........   6.83       12/01/00         36,000,000
                        22,000,000  General Motors Acceptance Corp. .........   6.71       02/27/01         22,000,000
                       229,000,000  General Motors Acceptance Corp. .........   6.72       07/09/01        228,823,670
                        15,000,000  Goldman Sachs Group Inc. ................   6.92       11/13/01         14,998,890
                        90,000,000  Household Finance Corp. .................   6.64       03/29/01         90,026,271
                        35,000,000  Household Finance Corp. .................   6.77       05/21/01         35,007,980
                        75,000,000  Household Finance Corp. .................   6.71       07/20/01         75,030,593
                       100,000,000  Household Finance Corp. .................   6.65       11/16/01         99,967,390
                       100,000,000  Lincs Series 1998-2 .....................   6.62       03/01/01        100,000,000
                        25,000,000  Morgan Stanley Dean Witter & Co. ........   7.28       11/13/00         25,004,390
                        50,000,000  Morgan Stanley Dean Witter & Co. ........   6.65       11/16/01         49,998,300

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH PREMIER INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                              INTEREST     MATURITY          VALUE
                      FACE AMOUNT                                               RATE*        DATE          (NOTE 1a)
======================================================================================================================
CORPORATE             $250,000,000  Natural Rural Utilities Coop. Fin.
NOTES --                               Corp. ................................   6.71%      01/24/01     $  250,020,975
VARIABLE               108,000,000  Strategic Money Market Trust
RATE                                   2000-H ...............................   6.66       09/24/01        108,000,000
(CONTINUED)            100,000,000  Toyota Motor Credit Corp. ...............   6.71       01/09/01        100,000,790
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE NOTES -- VARIABLE
                                    RATE (COST $2,384,378,653)  .............                            2,384,473,800
----------------------------------------------------------------------------------------------------------------------
MASTER                  50,000,000  GE Life and Annuity Assurance Co. .......   6.67       10/01/01         50,000,000
NOTES --                50,000,000  GE Life and Annuity Assurance Co. .......   6.68       11/01/01         50,000,000
VARIABLE                20,000,000  Goldman Sachs Group Inc. ................   6.50       03/22/01         20,000,000
RATE -- 6.5%           100,000,000  Goldman Sachs Group Inc. ................   6.63       04/25/01        100,000,000
                        30,000,000  Jackson National Life Insurance Co. .....   6.69       05/01/00         30,000,000
                        80,000,000  MetLife Funding Inc. ....................   6.67       05/01/01         80,000,000
                       100,000,000  MetLife Funding Inc. ....................   6.69       05/01/01        100,000,000
                       250,000,000  J.P. Morgan Securities Inc. .............   6.54       03/14/01        250,000,000
                        60,000,000  Monumental Life Insurance Co. ...........   6.76       08/17/01         60,000,000
                        10,000,000  Pacific Life Insurance Co. ..............   6.70       06/01/01         10,000,000
                        10,000,000  Pacific Life Insurance Co. ..............   6.70       10/01/01         10,000,000
                        25,000,000  Principal Life Insurance Co. ............   6.72       05/16/01         25,000,000
                       100,000,000  Security Life of Denver Insurance Co. ...   6.64       11/17/00        100,000,000
                       100,000,000  Security Life of Denver Insurance Co. ...   6.75       11/27/00        100,000,000
                        30,000,000  Travelers Insurance Company (The) .......   6.65       02/01/01         30,000,000
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL MASTER NOTES -- VARIABLE RATE
                                    (COST $1,015,000,000) ...................                            1,015,000,000
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL              21,000,000  AEP Credit Inc. .........................   6.48       12/15/00         20,833,680
PAPER -- 19.1%          40,140,000  Apreco Inc. .............................   6.50       12/14/00         39,828,357
                        30,010,000  Atlantis One Funding Corp. ..............   6.46       02/22/01         29,400,134
                       100,000,000  Atlantis One Funding Corp. ..............   6.50       02/23/01         97,950,040
                       145,861,000  Atlantis One Funding Corp. ..............   6.45       03/15/01        142,353,510
                        50,000,000  AT&T Corp. ..............................   6.67       03/08/01         50,000,000
                        90,000,000  Banco de Galicia y Buenos Aires S.A. ....   6.50       02/23/01         88,155,036
                        24,903,000  Barton Capital Corp. ....................   6.51       11/10/00         24,862,470
                        50,000,000  BHF Finance (DEL) Inc. ..................   6.48       02/28/01         49,967,725

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH PREMIER INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                              INTEREST     MATURITY          VALUE
                      FACE AMOUNT                                               RATE*        DATE          (NOTE 1a)
======================================================================================================================
COMMERCIAL            $ 75,000,000  British Tele PLC ........................   6.51%      12/12/00       $ 74,443,937
PAPER                  125,000,000  British Tele PLC ........................   6.51       12/14/00        124,028,020
(CONTINUED)             50,000,000  British Tele PLC ........................   6.51       12/22/00         49,538,875
                        40,000,000  Corporate Asset Funding Co., Inc. .......   6.54       01/25/01         39,387,056
                        52,300,000  Corporate Asset Funding Co., Inc. .......   6.45       03/07/01         51,116,493
                        50,000,000  Corporate Receivables Corp. .............   6.48       12/12/00         49,631,000
                        40,000,000  Credit Suisse First Boston Inc. .........   6.65       12/15/00         39,674,889
                        59,000,000  CXC Inc. ................................   6.48       12/18/00         58,500,860
                        68,500,000  Countrywide Home Loans Inc. .............   6.52       11/27/00         68,177,441
                       200,000,000  DaimlerChrysler North America
                                       Holding Corp. ........................   6.55       02/01/01        196,683,260
                        75,000,000  Den Danske Corp. ........................   6.47       12/29/00         74,218,208
                        25,000,000  Den Norske Bank ASA .....................   6.59       02/05/01         24,567,570
                        75,000,000  Edison Asset Securitization LLC .........   6.52       11/22/00         74,714,750
                        49,157,000  Enterprise Funding Corp. ................   6.50       11/17/00         49,014,991
                        25,000,000  Formosa Plastics Corp. U.S.A. ...........   6.49       03/14/01         24,403,260
                        23,000,000  Forrestal Funding Master Trust ..........   6.51       12/08/00         22,846,111
                        26,711,000  France Telecom ..........................   6.49       12/15/00         26,499,122
                       100,000,000  GE Capital International Funding Inc.       6.59       01/29/01         98,395,520
                        60,000,000  GE Capital International Funding Inc.       6.52       02/01/01         59,004,978
                        20,000,000  GE Financial Assurance Holdings Inc.        6.59       01/29/01         19,679,104
                       200,000,000  General Electric Capital Corp. ..........   6.51       02/02/01        196,647,580
                        88,000,000  General Electric Capital Corp. ..........   6.44       03/20/01         85,806,019
                       100,000,000  General Motors Acceptance Corp. .........   6.59       02/13/01         98,127,790
                       100,000,000  General Motors Acceptance Corp. .........   6.59       02/14/01         98,110,000
                        65,000,000  Goldman Sachs Group Inc. ................   6.50       02/20/01         64,398,750
                        45,582,000  Intrepid Funding Master Trust ...........   6.52       11/01/00         45,582,000
                        50,000,000  Intrepid Funding Master Trust ...........   6.54       11/02/00         49,990,917
                        24,000,000  Jupiter Securitization Corporation ......   6.51       11/14/00         23,943,580
                        50,000,000  Jupiter Securitization Corporation ......   6.52       11/30/00         49,737,389
                        50,455,000  Jupiter Securitization Corporation ......   6.49       12/13/00         50,072,972
                        25,422,000  Jupiter Securitization Corporation ......   6.49       12/19/00         25,202,015

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH PREMIER INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                              INTEREST     MATURITY          VALUE
                      FACE AMOUNT                                               RATE*        DATE          (NOTE 1a)
======================================================================================================================
COMMERCIAL            $ 25,034,000  Kitty Hawk Funding Corp. ................   6.54%      02/21/01     $   24,529,703
PAPER                   50,000,000  Nordbanken N.A. Inc. ....................   6.60       01/24/01         49,242,835
(CONTINUED)             25,000,000  Nordbanken N.A. Inc. ....................   6.60       01/29/01         24,598,880
                        25,000,000  Preferred Receivables Funding Corp. .....   6.50       11/15/00         24,936,806
                        25,000,000  Salomon Smith Barney Holdings Inc.  .....   6.48       12/04/00         24,851,500
                        25,000,000  San Paolo U.S. Finance Co. ..............   6.64       12/18/00         24,783,278
                        50,000,000  Societe Generale N.A., Inc. .............   6.47       02/27/01         48,939,520
                        50,000,000  Spintab AB ..............................   6.54       12/27/00         49,491,722
                        50,000,000  Spintab AB ..............................   6.59       01/29/01         49,197,760
                        70,492,000  Tulip Funding Corp. .....................   6.48       12/20/00         69,870,261
                        60,000,000  Tulip Funding Corp. .....................   6.54       01/25/01         59,080,584
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL COMMERCIAL PAPER
                                    (COST $3,003,079,926)  ..................                            3,005,018,258
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL             175,000,000  AT&T Corp. ..............................   6.56       03/08/01        174,987,164
PAPER -- VARIABLE      115,800,000  AT&T Corp. ..............................   6.82       07/13/01        115,800,000
RATE -- 2.6%           113,200,000  Unilever Capital Corporation ............   6.68       09/07/01        113,200,000
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL COMMERCIAL PAPER -- VARIABLE
                                    RATE (COST $403,987,164)  ...............                              403,987,164
----------------------------------------------------------------------------------------------------------------------
REPURCHASE             155,000,000  Barclays Capital Inc.,
AGREEMENTS**                           PURCHASED ON 10/31/00 ................   6.62       11/01/00        155,000,000
-- 5.1%                100,000,000  Chase Securities Inc.,
                                       purchased on 10/31/00 ................   6.58       11/01/00        100,000,000
                       241,000,000  Chase Securities Inc.,
                                       purchased on 10/31/00 ................   6.69       11/01/00        241,000,000
                        70,160,000  Deutsche Bank Securities Inc.,
                                       purchased on 10/31/00 ................   6.57       11/01/00         70,160,000

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH PREMIER INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                              INTEREST     MATURITY         VALUE
                      FACE AMOUNT                                               RATE*        DATE         (NOTE 1a)
======================================================================================================================
REPURCHASE            $200,000,000  Deutsche Bank Securities Inc.,
AGREEMENTS**                           purchased on 10/31/00 ................   6.76%      11/01/00    $   200,000,000
(CONTINUED)             30,000,000  Goldman Sachs & Co.,
                                       purchased on 10/31/00 ................   6.79       11/01/00         30,000,000
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL REPURCHASE AGREEMENTS
                                    (COST $796,160,000)  ....................                              796,160,000
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS -- 99.0%
                                    (COST $15,558,615,694)...................                           15,559,236,900
----------------------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS LESS
                                    LIABILITIES -- 1.0%......................                              164,477,475
----------------------------------------------------------------------------------------------------------------------
                                    NET ASSETS -- EQUIVALENT TO $1.00
                                    PER SHARE ON 15,723,093,169
                                    SHARES OF BENEFICIAL INTEREST
                                    OUTSTANDING -- 100.0%....................                          $15,723,714,375
======================================================================================================================

Note--Costs for federal income tax purposes are the same as those shown above. At October 31, 2000, net unrealized appreciation amounted to $621,206 and is comprised of $2,009,648 in appreciation and $1,388,442 in depreciation.

 *Commercial Paper and some U.S. Government and Agency Issues are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at October 31, 2000. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

**Repurchase Agreements are fully collaterized by U.S. Government and Agency
  Obligations.

D/N--Discount Notes

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH PREMIER INSTITUTIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000 (UNAUDITED)
==================================================================================================================
ASSETS:
Total investments at value (identified cost $15,558,615,694) (Note 1a)..........................   $15,559,236,900
Cash............................................................................................         8,734,409
Interest receivable.............................................................................       167,407,545
Prepaid expense.................................................................................            98,500
                                                                                                   ---------------
        Total assets............................................................................    15,735,477,354
                                                                                                   ---------------
LIABILITIES:
Advisory fee payable (Note 2)...................................................................         2,098,684
Dividends payable...............................................................................         9,309,920
Accrued expenses................................................................................           354,375
                                                                                                   ---------------
        Total liabilities.......................................................................        11,762,979
                                                                                                   ---------------
NET ASSETS: (Equivalent to $1.00 per share, offering and redemption price, based on
   15,723,093,169 shares of beneficial interest outstanding)....................................   $15,723,714,375
                                                                                                   ===============
------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH PREMIER INSTITUTIONAL FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)
==================================================================================================================
INVESTMENT INCOME:
Interest and discount earned (Note 1d)...........................................................     $504,776,431
                                                                                                      ------------
EXPENSES:
Investment advisory fee (Note 2).................................................................       11,502,373
Registration fees................................................................................        1,667,972
Accounting and custodian services................................................................          282,174
Dividend and transfer agency fees................................................................          145,071
Legal and audit fees.............................................................................           68,796
Trustees' fees (Note 5)..........................................................................           59,699
Printing and shareholder reports.................................................................           34,204
Insurance........................................................................................           31,224
Miscellaneous....................................................................................           17,251
                                                                                                      ------------
        Total expense............................................................................       13,808,764
                                                                                                      ------------
        Net investment income....................................................................      490,967,667
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from investment transactions...................................     $    10,514
Net unrealized appreciation of investments.......................................      10,435,939
                                                                                      -----------
        Net realized and unrealized gain from investments........................................       10,446,453
                                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................................     $501,414,120
                                                                                                      ============

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
MERRILL LYNCH PREMIER INSTITUTIONAL FUND
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)                                   SIX MONTHS            YEAR
                                                                                    ENDED              ENDED
                                                                               OCTOBER 31, 2000    APRIL 30, 2000
=================================================================================================================
INCREASE IN NET ASSETS:

OPERATIONS:
Net investment income....................................................     $   490,967,667     $   704,609,932
Net realized gain from investment transactions...........................              10,514             139,941
Net unrealized appreciation (depreciation) of investments................          10,435,939          (7,828,719)
                                                                              ---------------     ---------------
Net increase in net assets resulting from operations.....................         501,414,120         696,921,154
Total declared as dividends to shareholders (Note 4).....................        (490,978,181)       (704,749,873)
Capital share transactions (Note 3)......................................       1,188,419,932       3,904,804,404
                                                                              ---------------     ---------------
Net increase in net assets...............................................       1,198,855,871       3,896,975,685

NET ASSETS:
Beginning of period......................................................      14,524,858,504      10,627,882,819
                                                                              ---------------     ---------------
                                                                              ---------------     ---------------
End of period............................................................     $15,723,714,375     $14,524,858,504
                                                                              ===============     ===============

-------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH PREMIER INSTITUTIONAL FUND         SIX MONTHS               YEAR ENDED APRIL 30,          FOR THE PERIOD
FINANCIAL HIGHLIGHTS (UNAUDITED)                    ENDED         ----------------------------------   JANUARY 27, 1997*
                                              OCTOBER 31, 2000     2000           1999         1998    TO APRIL 30, 1997
=========================================================================================================================
Net Asset Value, Beginning of period........        $1.00          $1.00          $1.00        $1.00        $1.00
Income from Investment Operations:
   Net investment income....................         .032           .054           .052         .055         .014
Less Distributions:
   Dividends from net investment
     income.................................        (.032)         (.054)         (.052)       (.055)       (.014)
                                                     ----           ----           ----         ----         ----
Net Asset Value, End of period..............        $1.00          $1.00          $1.00        $1.00        $1.00
                                                    =====          =====          =====        =====        =====
Total Return................................         3.27%(1)       5.51%          5.32%        5.69%        1.40%(1)
Ratios/Supplemental Data:
   Net Assets, End of period (000)..........  $15,723,714    $14,524,859    $10,627,883   $6,644,523   $2,823,196
   Ratio of expenses to average net assets
     (before waiver)........................          .18%(2)        .18%           .18%         .18%         .18%(2)
   Ratio of expenses to average net assets
     (after waiver).........................           --             --             --           --          .17%(2)
   Ratio of net investment income,
     including realized and unrealized
     gains and losses, to average net
     assets (before waiver).................         6.54%(2)       5.40%          5.13%        5.55%        5.26%(2)
   Ratio of net investment income,
     including realized and unrealized
     gains and losses, to average net
     assets (after waiver)..................           --             --             --           --         5.27%(2)

*Commencement of operations
(1) Cumulative total return
(2) On an annualized basis

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY           VALUE
                      FACE AMOUNT                                               RATE*      DATE           (NOTE 1a)
=====================================================================================================================
U.S.                  $ 10,000,000  U.S. Treasury Notes .....................   4.63%    11/30/00        $ 10,000,991
GOVERNMENT &            10,000,000  U.S. Treasury Notes .....................   4.50     01/31/01           9,948,000
AGENCY                  20,000,000  U.S. Treasury Notes .....................   4.88     03/31/01          19,868,760
ISSUES -- 3.7%          24,000,000  Federal Home Loan Banks .................   4.95     11/20/00          23,999,217
                        28,000,000  Federal Home Loan Mortgage Corp. ........   5.05     11/17/00          27,999,521
                        25,000,000  Federal Home Loan Mortgage Corp. ........   5.18     11/24/00          24,999,385
                        12,500,000  Federal Home Loan Mortgage Corp. ........   5.25     01/19/01          12,460,461
                        25,000,000  Federal Home Loan Mortgage Corp. ........   5.15     01/26/01          24,908,348
                        25,000,000  Federal National Mortgage Assoc. ........   5.21     01/26/01          24,927,622
                        21,870,000  Federal National Mortgage Assoc. ........   5.41     03/22/01          21,778,844
                        25,000,000  Federal National Mortgage Assoc. ........   5.38     04/06/01          24,879,823
                         9,000,000  Federal National Mortgage Assoc. ........   5.30     04/17/01           8,950,158
                        20,000,000  Federal National Mortgage Assoc. ........   6.00     07/17/01          19,922,318
                        68,896,000  Federal Home Loan Banks D/N .............   6.38     12/27/00          68,212,245
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT & AGENCY
                                    ISSUES (COST $323,542,796) ..............                             322,855,693
---------------------------------------------------------------------------------------------------------------------
U.S.                   100,000,000  Federal Home Loan Mortgage Corp. ........   6.69     09/17/01          99,937,049
GOVERNMENT              84,000,000  Student Loan Marketing Assoc. ...........   6.89     08/23/01          83,974,006
AGENCY                 300,000,000  Student Loan Marketing Assoc. ...........   6.84     03/18/02         299,802,794
ISSUES -- VARIABLE     100,000,000  Student Loan Marketing Assoc. ...........   6.84     04/12/02          99,959,175
RATE -- 7.8%           100,000,000  Student Loan Marketing Assoc. ...........   6.87     04/24/02          99,986,205
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AGENCY
                                    ISSUES -- VARIABLE RATE
                                    (COST $683,659,229) .....................                             683,659,229
---------------------------------------------------------------------------------------------------------------------
CERTIFICATES            45,000,000  Citibank, N.A. ..........................   6.80     02/02/01          45,004,806
OF DEPOSIT -- 1.1%      50,000,000  SouthTrust Bank, N.A. ...................   6.86     12/19/00          50,000,644
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL CERTIFICATES OF DEPOSIT
                                    (COST $95,000,644) ......................                              95,005,450
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY          VALUE
                      FACE AMOUNT                                               RATE*      DATE          (NOTE 1a)
=====================================================================================================================
EURO                  $170,000,000  Abbey National Treasury Services PLC,
CERTIFICATES                           London ...............................   7.06%    12/27/00      $  169,999,297
OF DEPOSIT --           50,000,000  BNP Paribas, London .....................   6.57     12/28/00          50,000,780
4.4%                    25,000,000  Credit Agricole Indosuez ................   6.71     03/07/01          24,972,655
                        94,000,000  Norddeutsche Landesbank, London .........   6.72     02/28/01          93,973,332
                        50,000,000  Norddeutsche Landesbank, London .........   6.67     03/12/01          49,984,450
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL EURO CERTIFICATES OF DEPOSIT
                                    (COST $389,004,588)  ....................                             388,930,514
---------------------------------------------------------------------------------------------------------------------
YANKEE                  50,000,000  Bank of Nova Scotia, Portland ...........   6.78     02/22/01          49,960,000
CERTIFICATES OF         75,000,000  Bank of Nova Scotia, Portland ...........   6.74     03/14/01          74,916,630
DEPOSIT -- 11.5%        47,000,000  Canadian Imperial Bank of Commerce, NY ..   6.87     08/24/01          47,022,504
                        50,000,000  Canadian Imperial Bank of Commerce, NY ..   6.72     10/10/01          49,987,640
                        25,000,000  Commerzbank AG, NY ......................   6.76     03/27/01          24,976,685
                        50,000,000  Commerzbank AG, NY ......................   7.09     06/22/01          50,060,560
                        50,000,000  Commerzbank AG, NY ......................   6.89     08/20/01          50,028,275
                        50,000,000  Credit Agricole Indosuez, NY ............   6.82     03/28/01          49,964,715
                        50,000,000  Credit Agricole Indosuez, NY ............   6.89     08/31/01          50,035,905
                       100,000,000  Credit Communal de Belgique, NY .........   6.54     01/18/01          99,884,280
                        50,000,000  Credit Communal de Belgique, NY .........   6.71     02/28/01          49,948,340
                        40,000,000  Deutsche Bank, AG, NY ...................   6.67     03/12/01          39,951,148
                       100,000,000  Rabobank Nederland N.V., NY .............   6.85     04/06/01          99,942,230
                        50,000,000  Royal Bank of Canada, NY ................   6.54     01/16/01          49,942,925
                        49,000,000  Svenska Handelsbanken, NY ...............   6.67     03/02/01          48,943,003
                        50,000,000  Svenska Handelsbanken, NY ...............   6.74     03/16/01          49,950,750
                        50,000,000  Svenska Handelsbanken, NY ...............   6.98     07/12/01          50,038,245
                        20,000,000  UBS AG, Stamford ........................   6.06     11/20/00          19,999,275
                        50,000,000  UBS AG, Stamford ........................   6.38     12/22/00          49,996,676
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL YANKEE CERTIFICATES OF DEPOSIT
                                    (COST $1,005,872,672) ...................                           1,005,549,786
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY            VALUE
                      FACE AMOUNT                                               RATE*      DATE            (NOTE 1a)
=====================================================================================================================
YANKEE                $ 75,000,000  Bank Austria, NY ........................   6.57%    12/11/00        $ 74,994,294
CERTIFICATES            50,000,000  Bank Austria, NY ........................   6.65     07/05/01          49,995,124
OF DEPOSIT --           75,000,000  Bayerische Landesbank Girozentrale,
VARIABLE                               NY ...................................   6.59     11/09/00          74,998,853
RATE -- 5.5%            95,000,000  Bayerische Landesbank Girozentrale, NY ..   6.54     02/28/01          94,984,880
                        75,000,000  Credit Agricole Indosuez, NY ............   6.61     11/08/00          74,999,139
                        50,000,000  Credit Agricole Indosuez, NY ............   6.59     11/29/00          49,997,322
                        65,000,000  First Tennessee Bank, NA ................   6.67     12/18/00          65,000,000
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL YANKEE CERTIFICATES OF
                                    DEPOSIT -- VARIABLE RATE
                                    (COST $484,969,612)  ....................                             484,969,612
---------------------------------------------------------------------------------------------------------------------
TIME DEPOSIT --        200,000,000  Barclays Bank PLC, Nassau ...............   6.56     11/01/00         200,000,000
10.7%                  250,000,000  Canadian Imperial Bank of
                                       Commerce, Cayman .....................   6.59     11/01/00         250,000,000
                        75,000,000  Canadian Imperial Bank of
                                       Commerce, Cayman .....................   6.56     11/01/00          75,000,000
                       200,000,000  Chase Manhattan Bank, Nassau ............   6.63     11/01/00         200,000,000
                        40,250,000  State Street Bank & Trust Co.,
                                       Cayman................................   6.56     11/01/00          40,250,000
                       173,000,000  SunTrust Bank, Cayman ...................   6.50     11/01/00         173,000,000
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL TIME DEPOSITS
                                    (COST $938,250,000) .....................                             938,250,000
---------------------------------------------------------------------------------------------------------------------
BANK                    40,000,000  Bank One N.A., Illinois .................   6.96     12/27/00          40,000,358
NOTES --                25,000,000  Bank One N.A., Illinois .................   6.84     02/01/01          25,000,000
1.0%                    20,000,000  National City Bank, PA ..................   6.67     03/13/01          19,982,898
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL BANK NOTES
                                    (COST $84,995,553) ......................                              84,983,256
---------------------------------------------------------------------------------------------------------------------
BANK NOTES --           50,000,000  Bank of America N.A. ....................   6.65     04/27/01          50,000,000
VARIABLE                25,000,000  Bank of America N.A. ....................   6.67     09/06/01          25,018,432
RATE -- 2.5%            36,000,000  Comerica Bank ...........................   6.62     04/25/01          35,994,822

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY           VALUE
                      FACE AMOUNT                                               RATE*      DATE           (NOTE 1a)
=====================================================================================================================
BANK NOTES --         $ 35,000,000  Commerica Bank ..........................   6.64%    06/01/01      $   34,994,054
VARIABLE RATE --        25,000,000  National City Bank, Ohio ................   6.57     11/22/00          24,999,139
(CONTINUED)             50,000,000  NationsBank N.A. ........................   6.71     08/06/01          50,021,694
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL BANK NOTES -- VARIABLE RATE
                                    (COST $221,028,141)  ....................                             221,028,141
---------------------------------------------------------------------------------------------------------------------
CORPORATE               25,000,000  Abbey National Treasury Services PLC.....   6.03     11/20/00          24,999,094
NOTES -- 1.0%           50,000,000  Beta Finance Corp. ......................   6.83     04/25/01          50,000,000
                         8,000,000  Goldman Sachs Group Inc. ................   6.55     12/22/00           8,000,000
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE NOTES
                                    (COST $82,999,094) ......................                              82,999,094
---------------------------------------------------------------------------------------------------------------------
CORPORATE               50,000,000  American Honda Finance Corp. ............   6.79     01/10/01          50,005,150
NOTES--                 50,000,000  Associates Corp. of North America .......   6.66     06/26/01          50,000,000
VARIABLE               125,000,000  AT&T Corp. ..............................   6.56     03/08/01         124,986,526
RATE -- 17.2%           50,000,000  Beta Finance Corp. ......................   6.61     03/15/01          50,000,000
                       265,000,000  CIT Group Holdings Inc. .................   6.64     05/09/01         264,970,559
                       125,000,000  Ford Motor Credit Company ...............   6.60     11/24/00         124,996,151
                       100,000,000  Ford Motor Credit Company ...............   6.67     06/15/01          99,885,190
                        30,500,000  General Motors Acceptance Corp. .........   6.83     12/01/00          30,500,000
                        19,000,000  General Motors Acceptance Corp. .........   6.71     02/27/01          19,000,000
                       175,000,000  General Motors Acceptance Corp. .........   6.72     07/09/01         174,890,292
                        50,000,000  General Motors Acceptance Corp. .........   6.75     07/27/01          50,015,650
                        17,000,000  Goldman Sachs Group Inc. ................   6.92     11/13/01          17,000,000
                       100,000,000  Household Finance Corp. .................   6.64     03/29/01         100,029,190
                        15,000,000  Household Finance Corp. .................   6.77     05/21/01          15,003,420
                        75,000,000  Household Finance Corp. .................   6.71     07/20/01          75,030,592
                       100,000,000  Household Finance Corp. .................   6.65     11/16/01          99,967,390
                        50,000,000  Morgan Stanley Dean Witter & Co. ........   6.76     03/13/01          50,027,245
                        25,000,000  Morgan Stanley Dean Witter & Co. ........   6.60     03/16/01          25,005,073
                        80,000,000  Strategic Money Market Trust 2000-H         6.66     09/24/01          80,000,000
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE NOTES -- VARIABLE
                                    RATE (COST $1,501,331,003) ..............                           1,501,312,428
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY           VALUE
                      FACE AMOUNT                                               RATE*      DATE           (NOTE 1a)
=====================================================================================================================
MASTER NOTES --       $ 45,000,000  GE Life and Annuity Assurance Co.           6.67%    10/01/01        $ 45,000,000
VARIABLE               100,000,000  Goldman Sachs Group Inc. ................   6.63     04/25/01         100,000,000
RATE -- 6.3%           250,000,000  J.P. Morgan Securities Inc. .............   6.54     03/14/01         250,000,000
                        89,000,000  Jackson National Life Insurance Co. .....   6.71     02/01/01          89,000,000
                        40,000,000  Monumental Life Insurance Co. ...........   6.76     08/17/01          40,000,000
                        25,000,000  Pacific Life Insurance Co. ..............   6.70     01/31/01          25,000,000
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL MASTER NOTES -- VARIABLE RATE
                                    (COST $549,000,000) .....................                             549,000,000
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL              35,000,000  AEP Credit Inc. .........................   6.50     12/08/00          34,766,181
PAPER -- 18.4%          30,000,000  Amsterdam Funding Corp. .................   6.52     11/10/00          29,951,100
                        20,000,000  Amsterdam Funding Corp. .................   6.51     11/14/00          19,952,983
                        50,000,000  Apreco Inc. .............................   6.50     11/29/00          49,747,222
                        25,000,000  Bear Stearns Companies, Inc. ............   6.50     02/15/01          24,523,053
                        50,000,000  BHF Finance (DEL) Inc. ..................   6.48     02/28/01          48,677,000
                        75,000,000  Clipper Receivables Corp. ...............   6.52     11/02/00          74,986,417
                        50,000,000  Corporate Asset Funding Co., Inc. .......   6.45     03/07/01          48,868,540
                       100,000,000  Corporate Receivables Corp. .............   6.48     12/05/00          99,388,000
                        40,000,000  Credit Suisse First Boston Inc. .........   6.49     03/12/01          39,059,380
                        41,000,000  CXC Inc. ................................   6.48     12/18/00          40,653,140
                        25,000,000  Den Danske Corp. ........................   6.47     12/29/00          24,739,403
                        25,000,000  Den Norske Bank ASA .....................   6.59     02/05/01          24,567,570
                        50,000,000  Enterprise Funding Corp. ................   6.50     11/03/00          49,981,944
                        46,709,000  Enterprise Funding Corp. ................   6.49     12/19/00          46,304,811
                        26,438,000  Enterprise Funding Corp. ................   6.48     12/19/00          26,209,576
                        42,880,000  Eureka Securitization Inc. ..............   6.51     11/15/00          42,771,442
                        20,000,000  Formosa Plastics Corp. U.S.A. ...........   6.60     02/09/01          19,639,802
                        50,000,000  GE Financial Assurance Holdings
                                       Inc. .................................   6.59     01/29/01          49,197,760
                       100,000,000  General Electric Capital Corp. ..........   6.51     02/01/01          98,341,630
                        50,000,000  General Electric Capital Corp. ..........   6.44     03/20/01          48,753,420
                        21,676,000  Monte Rosa Capital Corp. ................   6.51     11/08/00          21,648,562
                        25,000,000  Nordbanken N.A. Inc. ....................   6.60     01/24/01          24,621,417
                        64,546,000  Old Line Funding Corp. ..................   6.51     11/17/00          64,359,247
                        75,000,000  Salomon Smith Barney Holdings Inc. ......   6.48     12/04/00          74,554,500

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY           VALUE
                      FACE AMOUNT                                               RATE*      DATE           (NOTE 1a)
=====================================================================================================================
COMMERCIAL            $ 25,000,000  San Paolo U.S. Finance Co. ..............   6.64%    12/18/00      $   24,783,278
PAPER                   50,000,000  Societe Generale N.A., Inc. .............   6.47     02/27/01          48,939,520
(CONTINUED)             50,000,000  Spintab AB ..............................   6.54     12/27/00          49,491,722
                        50,000,000  Spintab AB ..............................   6.59     01/29/01          49,197,760
                       113,799,000  Tulip Funding Corp. .....................   6.48     12/20/00         112,795,293
                        10,000,000  Tulip Funding Corp. .....................   6.54     01/25/01           9,846,764
                        50,000,000  WCP Funding Inc. ........................   6.50     12/12/00          49,629,861
                        40,000,000  Windmill Funding Corp. ..................   6.50     11/01/00          40,000,000
                        50,000,000  Windmill Funding Corp. ..................   6.50     11/21/00          49,819,444
                        25,000,000  Windmill Funding Corp. ..................   6.50     11/29/00          24,873,611
                        25,000,000  Windmill Funding Corp. ..................   6.47     12/20/00          24,779,840
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL COMMERCIAL PAPER
                                     (COST $1,610,623,401)                                              1,610,421,193
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL              61,200,000  AT&T Corp. ..............................   6.56     03/08/01          61,195,863
PAPER --                58,000,000  AT&T Corp. ..............................   6.82     07/13/01          58,000,000
VARIABLE RATE -- 2.0%   55,000,000  Unilever Capital Corporation ............   6.68     09/07/01          55,000,000
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL COMMERCIAL PAPER -- VARIABLE
                                    RATE (COST $174,195,863)                                              174,195,863
---------------------------------------------------------------------------------------------------------------------

See Notes To Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY           VALUE
                      FACE AMOUNT                                               RATE*      DATE           (NOTE 1a)
=====================================================================================================================

REPURCHASE            $200,000,000  Goldman Sachs & Co.,
AGREEMENTS**                           purchased on 10/31/00 ................   6.68%    11/01/00      $  200,000,000
-- 5.9%                 65,000,000  Goldman Sachs & Co.,
                                       purchased on 10/31/00 ................   6.71     11/01/00          65,000,000
                       250,000,000  Salomon Smith Barney Inc.,
                                       purchased on 10/31/00 ................   6.75     11/01/00         250,000,000
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL REPURCHASE AGREEMENTS
                                     (COST $515,000,000)                                                  515,000,000
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS -- 99.0%
                                     (COST $8,659,472,596)                                              8,658,160,259
---------------------------------------------------------------------------------------------------------------------
                                     OTHER ASSETS LESS LIABILITIES -- 1.0%....                             84,426,160
---------------------------------------------------------------------------------------------------------------------
                                     NET ASSETS -- EQUIVALENT TO $1.00
                                     PER SHARE ON 8,743,898,756
                                     OUTSTANDING -- 100.0%....................                         $8,742,586,419
=====================================================================================================================

Note--Costs for federal income tax purposes are the same as those shown above. At October 31, 2000, net unrealized depreciation amounted to $1,312,337 and is comprised of $452,809 in appreciation and $1,765,146 in depreciation.

 *Commercial Paper and some U.S. Government and Agency Issues are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at October 31, 2000. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

**Repurchase Agreements are fully collaterized by U.S. Government and Agency
  Obligations.

D/N--Discount Notes

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000 (UNAUDITED)
==================================================================================================================
ASSETS:
Total investments at value (identified cost $8,659,472,596) (Note 1a)..........................     $8,658,160,259
Cash...........................................................................................          6,046,836
Interest receivable............................................................................         82,224,917
Prepaid expense................................................................................             61,544
                                                                                                    --------------
        Total assets...........................................................................      8,746,493,556
                                                                                                    --------------
LIABILITIES:
Advisory fee payable (Note 2)..................................................................          1,528,785
Dividends payable..............................................................................          1,921,866
Accrued expenses...............................................................................            456,486
                                                                                                    --------------
        Total liabilities......................................................................          3,907,137
                                                                                                    --------------
NET ASSETS: (Equivalent to $1.00 per share, offering and redemption price, based on
   8,743,898,756 shares of beneficial interest outstanding)....................................     $8,742,586,419
                                                                                                    ==============

------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)
==================================================================================================================
INVESTMENT INCOME:
Interest and discount earned (Note 1d)........................................                        $275,317,742
                                                                                                      ------------
EXPENSES:
Investment advisory fee (Note 2)..............................................   $13,794,134
Dividend and transfer agency fees.............................................       765,123
Registration fees.............................................................       575,930
Accounting and custodian services.............................................       189,223
Legal and audit fees..........................................................        41,849
Printing and shareholder reports..............................................        37,843
Trustees' fees (Note 5).......................................................        29,680
Insurance.....................................................................        17,637
Miscellaneous.................................................................        21,951
                                                                                 -----------
        Total expense.........................................................    15,473,370
Waived investment advisory fee (Note 2).......................................    (5,421,769)           10,051,601
                                                                                 -----------          ------------
        Net investment income.................................................                         265,266,141
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from investment transactions................................          (389)
Net unrealized appreciation of investments....................................     4,961,643
                                                                                 -----------
        Net realized and unrealized gain from investments......................................          4,961,254
                                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................       $270,227,395
                                                                                                      ============

See Notes to Financial Staements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL FUND                                                SIX MONTHS                  YEAR
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)                                    ENDED                     ENDED
                                                                             OCTOBER 31, 2000          APRIL 30, 2000
=====================================================================================================================
INCREASE IN NET ASSETS:

OPERATIONS:
Net investment income.....................................................  $  265,266,141           $  440,899,851
Net realized loss from investment transactions............................            (389)                 (10,478)
Net unrealized appreciation (depreciation) of investments.................       4,961,643               (4,639,922)
                                                                            --------------           --------------
Net increase in net assets resulting from operations......................     270,227,395              436,249,451
Total declared as dividends to shareholders (Note 4)......................    (265,265,752)            (440,889,373)
Capital share transactions (Note 3).......................................     657,356,788               24,796,950
                                                                            --------------           --------------
Net increase in net assets................................................     662,318,431               20,157,028

NET ASSETS:
Beginning of period.......................................................   8,080,267,988            8,060,110,960
                                                                            --------------           --------------
End of period.............................................................  $8,742,586,419           $8,080,267,988
                                                                            ==============           ==============

-----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL FUND        SIX MONTHS
FINANCIAL HIGHLIGHTS (UNAUDITED)           ENDED                               YEAR ENDED APRIL 30,
                                        OCTOBER 31,         -----------------------------------------------------------
                                           2000              2000         1999          1998         1997         1996
=======================================================================================================================

Net Asset Value, Beginning of period.        $1.00          $1.00        $1.00         $1.00        $1.00        $1.00
Income from Investment Operations:
   Net investment income.............         .032           .053         .051          .054         .052         .056
Less Distributions:
   Dividends from net investment
     income..........................        (.032)         (.053)       (.051)        (.054)       (.052)       (.056)
                                             -----          -----        -----         -----        -----        -----
Net Asset Value, End of period.......        $1.00          $1.00        $1.00         $1.00        $1.00        $1.00
                                             =====          =====        =====         =====        =====        =====
Total Return.........................         3.24%(1)       5.45%        5.25%         5.57%        5.34%        5.81%
Ratios/Supplemental Data:
   Net Assets, End of period (000)...   $8,742,586     $8,080,268   $8,060,111    $7,372,425   $6,197,878   $7,615,126
   Ratio of expenses to average net
     assets (before waiver)..........          .37%(2)        .37%         .37%          .38%         .38%         .37%
   Ratio of expenses to average net
     assets (after waiver)...........          .24%(2)        .24%         .24%          .25%         .25%         .24%
   Ratio of net investment income,
     including realized and
     unrealized gains and losses, to
     average net assets (before
     waiver).........................         6.33%(2)       5.14%        4.98%         5.34%        5.12%        5.42%
   Ratio of net investment income,
     including realized and
     unrealized gains and losses, to
     average net assets (after waiver)        6.46%          5.27%        5.11%         5.47%        5.25%        5.55%
(1) Cumulative total return
(2) On an annualized basis

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH RATED INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY            VALUE
                       FACE AMOUNT                                              RATE*      DATE            (NOTE 1a)
=====================================================================================================================
U.S.                   $ 1,000,000  Federal Home Loan Mortgage Corp. ........   5.05%    11/17/00          $  999,983
GOVERNMENT               3,000,000  Federal National Mortgage Assoc. ........   5.41     03/22/01           2,987,496
AGENCY
ISSUES -- 1.6%
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AGENCY ISSUES
                                    (COST $3,999,491) .......................                               3,987,479
---------------------------------------------------------------------------------------------------------------------
U.S.                    10,000,000  Federal National Mortgage Assoc. ........   6.67     09/17/01           9,996,905
GOVERNMENT              10,000,000  Student Loan Marketing Assoc. ...........   6.89     08/23/01           9,993,290
AGENCY
ISSUES --
VARIABLE RATE -- 8.2%
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AGENCY ISSUES --
                                    VARIABLE RATE (COST $19,990,195) ........                              19,990,195
---------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF          5,000,000  Citibank, NA ............................   6.80     02/02/01           5,000,534
DEPOSIT-- 2.1%
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL CERTIFICATES OF DEPOSIT
                                    (COST $5,000,000) .......................                               5,000,534
---------------------------------------------------------------------------------------------------------------------
EURO                     5,000,000  Abbey National Treasury Services PLC,
CERTIFICATES OF                        London ...............................   7.06     12/27/00           4,999,979
DEPOSIT-- 2.1%
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL EURO CERTIFICATES OF DEPOSIT
                                    (COST $4,999,979) .......................                               4,999,979
---------------------------------------------------------------------------------------------------------------------
YANKEE                   3,000,000  Bank of Nova Scotia, NY .................   6.78     02/22/01           2,997,600
CERTIFICATES OF          5,000,000  Bank of Nova Scotia, NY .................   6.74     03/14/01           4,994,442
DEPOSIT-- 7.8%           3,000,000  Canadian Imperial Bank of Commerce, NY ..   6.87     08/24/01           3,001,437
                         5,000,000  Credit Communal de Belgique, NY .........   6.54     01/18/01           4,994,214
                         3,000,000  Svenska Handelsbanken, NY ...............   6.65     03/06/01           2,996,255
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL YANKEE CERTIFICATES OF
                                    DEPOSIT (COST $18,996,988) ..............                              18,983,948
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH RATED INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY            VALUE
                       FACE AMOUNT                                              RATE*      DATE            (NOTE 1a)
=====================================================================================================================
YANKEE                 $10,000,000  First Tennessee Bank, NA ................   6.67%    12/18/00         $10,000,000
CERTIFICATES OF
DEPOSIT --
VARIABLE RATE -- 4.1%
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL YANKEE CERTIFICATES OF DEPOSIT --
                                    VARIABLE RATE (COST $10,000,000)  .......                              10,000,000
---------------------------------------------------------------------------------------------------------------------
TIME                    11,873,000  State Street Bank & Trust Co.,
DEPOSITS -- 4.9%                       Cayman ...............................   6.56     11/01/00          11,873,000
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL TIME DEPOSITS
                                    (COST $11,873,000) ......................                              11,873,000
---------------------------------------------------------------------------------------------------------------------
CORPORATE                5,000,000  Beta Finance Corp. ......................   6.83     04/25/01           5,000,000
NOTES -- 6.5%            1,000,000  DaimlerChrysler AG ......................   6.08     03/09/01             998,034
                         1,500,000  General Motors Acceptance Corp. .........   5.63     02/15/01           1,494,352
                         3,200,000  General Motors Acceptance Corp. .........   8.25     02/20/01           3,214,028
                         5,000,000  General Motors Acceptance Corp. .........   7.88     03/07/01           5,019,130
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE NOTES
                                    (COST $15,724,377) ......................                              15,725,544
---------------------------------------------------------------------------------------------------------------------
CORPORATE               10,000,000  American Honda Finance Corp. ............   6.79     01/10/01          10,001,030
NOTES --                 7,000,000  Associates Corp. of North America .......   6.52     03/16/01           6,997,383
VARIABLE                 5,000,000  Beta Finance Corp. ......................   6.61     03/15/01           5,000,000
RATE -- 17.9%            1,500,000  General Motors Acceptance Corp. .........   6.83     12/01/00           1,500,000
                        10,000,000  Household Finance Corp. .................   6.64     03/29/01          10,002,919
                        10,000,000  Morgan Stanley Dean Witter & Co. ........   6.60     03/16/01          10,002,029
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE NOTES --
                                    VARIABLE RATE
                                    (COST $43,497,383) ......................                              43,503,361
---------------------------------------------------------------------------------------------------------------------
MASTER NOTES --          5,000,000  Combined Insurance Co. of America .......   6.70     06/01/01           5,000,000
VARIABLE                10,000,000  Goldman Sachs Group Inc. ................   6.50     04/18/01          10,000,000
RATE -- 10.3%           10,000,000  Jackson National Life Insurance Co. .....   6.71     02/01/01          10,000,000
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL MASTER NOTES --
                                    VARIABLE RATE
                                    (COST $25,000,000) ......................                              25,000,000
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH RATED INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY            VALUE
                       FACE AMOUNT                                              RATE*      DATE            (NOTE 1a)
=====================================================================================================================
COMMERCIAL             $10,000,000  Credit Suisse First Boston Inc. .........   6.49%    03/12/01        $  9,764,845
PAPER -- 11.8%           9,943,000  Tulip Funding Corp.  ....................   6.54     01/25/01           9,790,638
                         9,043,000  Windmill Funding Corp. ..................   6.51     11/01/00           9,043,000
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL COMMERCIAL PAPER
                                    (COST $28,596,300) ......................                              28,598,483
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL               5,000,000  General Electric Capital Corp. ..........   6.51     02/01/01           4,917,082
PAPER--                  2,000,000  Unilever Capital Corporation ............   6.68     09/07/01           2,000,000
VARIABLE RATE-- 2.9%
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL COMMERCIAL PAPER --
                                    VARIABLE RATE (COST $6,916,817) .........                               6,917,082
---------------------------------------------------------------------------------------------------------------------
REPURCHASE              45,000,000  Barclays Capital Inc.,
AGREEMENTS**                           purchased on 10/31/00 ................
--18.6%                                                                         6.62     11/01/00          45,000,000
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL REPURCHASE AGREEMENTS
                                    (COST $45,000,000) ......................                              45,000,000
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS -- 98.8%
                                    (COST $239,594,530) .....................                             239,579,605
---------------------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS LESS
                                    LIABILITIES -- 1.2% .....................                               2,969,443
---------------------------------------------------------------------------------------------------------------------
                                    NET ASSETS -- EQUIVALENT TO $1.00 PER
                                    SHARE ON 242,563,973 SHARES OF
                                    BENEFICIAL INTEREST
                                    OUTSTANDING -- 100.0% ...................                            $242,549,048
=====================================================================================================================

Note--Costs for federal income tax purposes are the same as those shown above. At October 31, 2000, net unrealized depreciation amounted to $14,925 and is comprised of $10,128 of appreciation and $25,053 in depreciation.

 *Commercial Paper and some U.S. Government and Agency Issues are traded on a discount basis; the interest rate shown is the discount rate paid at the time of the purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at October 31, 2000. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

** Repurchase Agreements are fully collateralized by U.S. Government and Agency
  Obligations.

D/N--Discount Notes

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH RATED INSTITUTIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000 (UNAUDITED)
===================================================================================================================
ASSETS:
Total investments at value (identified cost $239,594,530) (Note 1a)............................        $239,579,605
Cash...........................................................................................           1,014,760
Interest receivable............................................................................           2,060,656
Prepaid expense................................................................................              48,332
                                                                                                       ------------
        Total assets...........................................................................         242,703,353
                                                                                                       ------------
LIABILITIES:
Advisory fee payable (Note 2)..................................................................              46,326
Accrued expenses...............................................................................              57,460
Dividends payable..............................................................................              50,519
                                                                                                       ------------
        Total liabilities......................................................................             154,305
                                                                                                       ------------
NET ASSETS: (Equivalent to $1.00 per share, offering and redemption price, based on
   242,563,973 shares of beneficial interest outstanding)......................................        $242,549,048
                                                                                                       ============

-------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH RATED INSTITUTIONAL FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)
===================================================================================================================

INVESTMENT INCOME:
Interest and discount earned (Note 1d)...............................................................    $9,679,078
                                                                                                         ----------
EXPENSES:
Investment advisory fee (Note 2).....................................................................       294,193
Registration fees....................................................................................       104,593
Accounting and custodian services....................................................................        39,635
Legal and audit fees.................................................................................        22,342
Printing and shareholder reports.....................................................................        21,051
Dividend and transfer agency fees....................................................................         9,128
Trustees' fees (Note 5)..............................................................................         1,111
Insurance............................................................................................           598
Miscellaneous........................................................................................         4,121
                                                                                                         ----------
        Total expense................................................................................       496,772
                                                                                                         ----------
        Net investment income........................................................................     9,182,306
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) from investment transactions.........................         $    --
Net unrealized appreciation of investments....................................         134,467
                                                                                       -------
        Net realized and unrealized gains from investments...........................................       134,467
                                                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................    $9,316,773
                                                                                                         ==========

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH RATED INSTITUTIONAL FUND                                               SIX MONTHS                YEAR
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)                                          ENDED                  ENDED
                                                                                  OCTOBER 31, 2000        APRIL 30, 2000
========================================================================================================================
DECREASE IN NET ASSETS:

OPERATIONS:
Net investment income.......................................................       $  9,182,306          $ 19,498,905
Net realized gain from investment transactions..............................                 --                   211
Net unrealized appreciation (depreciation) of investments...................            134,467              (145,189)
                                                                                   ------------          ------------
Net increase in net assets resulting from operations........................          9,316,773            19,353,927
Total declared as dividends to shareholders (Note 4)........................         (9,182,306)          (19,499,116)
Capital share transactions (Note 3).........................................        (45,203,318)         (149,900,984)
                                                                                   ------------          ------------
Net decrease in net assets..................................................        (45,068,851)         (150,046,173)

NET ASSETS:
Beginning of period.........................................................        287,617,899           437,664,072
                                                                                   ------------          ------------
End of period...............................................................       $242,549,048          $287,617,899
                                                                                   ============          ============

-----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH RATED INSTITUTIONAL FUND                                 SIX MONTHS          YEAR        FOR THE PERIOD
FINANCIAL HIGHLIGHTS (UNAUDITED)                                          ENDED            ENDED       JUNE 15, 1998*
                                                                    OCTOBER 31, 2000  APRIL 30, 2000  TO APRIL 30, 1999
=======================================================================================================================
Net Asset Value, Beginning of period..............................         $1.00           $1.00            $1.00
Income from Investment Operations:
   Net investment income..........................................          .032            .053             .045
Less Distributions:
   Dividends from net investment income...........................         (.032)          (.053)           (.045)
                                                                           -----           -----            -----
Net Asset Value, End of period....................................         $1.00           $1.00            $1.00
                                                                           =====           =====            =====
Total Return......................................................          3.19%(1)        5.42%            4.57%(1)
Ratios/Supplemental Data:
   Net Assets, End of period (000)................................      $242,549        $287,618         $437,664
   Ratio of expenses to average net assets
     (before waiver)..............................................           .34%(2)         .28%             .27%(2)
   Ratio of expenses to average net assets
     (after waiver)...............................................            --              --              .23%(2)
   Ratio of net investment income, including realized
     and unrealized gains and losses, to average net
     assets (before waiver).......................................          6.33%(2)        5.23%            4.95%(2)
   Ratio of net investment income, including realized
     and unrealized gains and losses, to average net
     assets (after waiver)........................................            --              --             4.99%(2)

*Commencement of operations
(1) Cumulative total return
(2) On an annualized basis

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH GOVERNMENT FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY            VALUE
                       FACE AMOUNT                                              RATE*      DATE            (NOTE 1a)
=====================================================================================================================
U.S.                   $20,500,000  Federal Home Loan Banks  ................   6.09%    11/03/00         $20,499,982
GOVERNMENT              25,000,000  Federal Home Loan Banks .................   6.36     01/18/01          24,979,472
AGENCY                  21,000,000  Federal Home Loan Banks .................   5.25     01/22/01          20,934,375
ISSUES -- 42.4%         15,000,000  Federal Home Loan Banks .................   5.69     12/10/01          14,856,838
                        15,000,000  Federal Home Loan Banks .................   6.45     03/16/01          14,985,885
                        15,000,000  Federal Home Loan Banks .................   5.13     04/17/01          14,895,765
                         5,000,000  Federal Home Loan Banks .................   5.76     05/24/02           4,939,062
                        20,000,000  Federal Home Loan Mortgage
                                       Corp. ................................   5.18     11/24/00          19,999,508
                        10,000,000  Federal Home Loan Mortgage
                                       Corp. ................................   5.15     01/26/01           9,963,339
                         5,000,000  Federal Home Loan Mortgage
                                       Corp. ................................   5.18     02/09/01           4,979,370
                         9,570,000  Federal Home Loan Mortgage
                                       Corp. ................................   6.63     11/08/01           9,558,612
                        16,000,000  Federal National Mortgage Assoc. ........   5.07     12/14/00          15,998,575
                        15,000,000  Federal National Mortgage Assoc. ........   5.35     03/01/01          14,936,895
                        15,000,000  Federal National Mortgage Assoc. ........   5.52     03/06/01          14,952,750
                        18,300,000  Federal National Mortgage Assoc. ........   6.42     03/13/01          18,293,961
                         5,380,000  Federal National Mortgage Assoc. ........   6.00     06/21/01           5,360,976
                         5,000,000  Federal National Mortgage Assoc. ........   5.00     10/29/01           4,927,800
                         6,200,000  Federal National Mortgage Assoc. ........   6.63     11/05/01           6,192,683
                         9,731,000  Federal National Mortgage Assoc. ........   6.44     11/15/01           9,708,327
                         7,500,000  Federal National Mortgage Assoc. ........   5.67     03/04/02           7,419,607
                         5,000,000  Federal National Mortgage Assoc. ........   6.64     07/10/02           4,987,550
                         5,000,000  Federal National Mortgage Assoc. ........   6.55     07/15/02           4,983,054
                        25,000,000  Student Loan Marketing Assoc. ...........   5.90     12/01/00          24,998,012
                         5,000,000  Federal Farm Credit Banks D/N ...........   6.34     12/27/00           4,950,689
                        10,000,000  Federal Farm Credit Banks D/N ...........   6.40     12/27/00           9,900,444
                        40,000,000  Federal Home Loan Banks D/N .............   6.33     12/26/00          39,613,167
                         4,000,000  Federal Home Loan Banks D/N .............   5.95     01/08/01           3,951,200
                        10,000,000  Federal Home Loan Banks D/N .............   6.12     03/01/01           9,785,001
                        25,000,000  Federal Home Loan Banks D/N .............   6.07     03/09/01          24,427,548

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH GOVERNMENT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY            VALUE
                       FACE AMOUNT                                              RATE*      DATE            (NOTE 1a)
=====================================================================================================================
U.S.                   $15,000,000  Federal Home Loan Banks D/N .............   6.12%    03/14/01         $14,643,000
GOVERNMENT              15,000,000  Federal Home Loan Banks D/N .............   6.11     03/19/01          14,629,500
AGENCY                  75,000,000  Federal Home Loan Banks D/N .............   6.36     03/28/01          73,027,500
ISSUES                  10,000,000  Federal Home Loan Banks D/N .............   6.70     05/15/01           9,657,001
(CONTINUED)             25,000,000  Federal Home Loan Mortgage
                                       Corp. D/N ............................   6.40     12/07/00          24,840,000
                        50,000,000  Federal Home Loan Mortgage
                                       Corp. D/N ............................   6.36     12/28/00          49,496,500
                        60,000,000  Federal Home Loan Mortgage
                                       Corp. D/N ............................   6.37     12/28/00          59,394,850
                        25,000,000  Federal Home Loan Mortgage
                                       Corp. D/N ............................   6.40     12/28/00          24,746,667
                        20,589,000  Federal Home Loan Mortgage
                                       Corp. D/N ............................   6.07     03/01/01          20,046,177
                         4,000,000  Federal Home Loan Mortgage
                                       Corp. D/N ............................   6.21     03/29/01           3,895,413
                         5,051,000  Federal Home Loan Mortgage
                                       Corp. D/N ............................   6.26     03/29/01           4,918,933
                        25,000,000  Federal Home Loan Mortgage
                                       Corp. D/N ............................   6.20     04/26/01          24,007,812
                        10,000,000  Federal National Mortgage Assoc.
                                       D/N ..................................   6.65     11/03/00           9,996,307
                        25,000,000  Federal National Mortgage Assoc.
                                       D/N ..................................   6.65     11/16/00          24,930,781
                        15,000,000  Federal National Mortgage Assoc.
                                       D/N ..................................   6.53     12/07/00          14,902,050
                        62,618,000  Federal National Mortgage Assoc.
                                       D/N ..................................   6.50     12/21/00          62,052,699
                        25,000,000  Federal National Mortgage Assoc.
                                       D/N ..................................   6.39     12/26/00          24,755,937
                        80,000,000  Federal National Mortgage Assoc.
                                       D/N ..................................   6.38     12/27/00          79,206,044
                        25,000,000  Federal National Mortgage Assoc.
                                       D/N ..................................   6.42     12/28/00          24,745,875
                        20,000,000  Federal National Mortgage Assoc.
                                       D/N ..................................   6.53     12/28/00          19,793,375

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH GOVERNMENT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY            VALUE
                       FACE AMOUNT                                              RATE*      DATE            (NOTE 1a)
=====================================================================================================================
U.S.                  $ 75,000,000  Federal National Mortgage Assoc.
GOVERNMENT                             D/N ..................................   6.43%    01/25/01      $   73,852,000
AGENCY                  30,000,000  Federal National Mortgage Assoc.
ISSUES                                 D/N ..................................   6.38     02/07/01          29,469,000
(CONTINUED)             15,000,000  Federal National Mortgage Assoc.
                                       D/N ..................................   6.16     04/12/01          14,570,698
                        10,000,000  Federal National Mortgage Assoc.
                                       D/N ..................................   6.70     05/18/01           9,651,849
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AGENCY
                                    ISSUES (COST $1,097,573,668) ............                           1,097,210,915
---------------------------------------------------------------------------------------------------------------------
U.S.                    50,000,000  Federal Home Loan Banks .................   6.55     10/19/01          49,994,500
GOVERNMENT              30,000,000  Federal Home Loan Mortgage Corp. ........   6.59     01/10/01          30,004,707
AGENCY                  35,000,000  Federal National Mortgage Assoc. ........   6.44     11/13/00          34,998,753
ISSUES --              100,000,000  Federal National Mortgage Assoc. ........   6.53     05/24/01         100,000,000
VARIABLE               100,000,000  Federal National Mortgage Assoc. ........   6.47     10/04/01          99,945,951
RATE -- 23.8%           50,000,000  Federal National Mortgage Assoc. ........   6.52     11/05/01          49,985,434
                        50,000,000  Student Loan Marketing Assoc. ...........   6.89     08/23/01          49,984,527
                        50,000,000  Student Loan Marketing Assoc. ...........   6.84     02/07/02          49,974,856
                        50,000,000  Student Loan Marketing Assoc. ...........   6.87     02/28/02          49,968,262
                       100,000,000  Student Loan Marketing Assoc. ...........   6.87     04/25/02          99,943,325
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AGENCY
                                    ISSUES -- VARIABLE RATE
                                    (COST $614,762,748) .....................                             614,800,315
---------------------------------------------------------------------------------------------------------------------
REPURCHASE             390,000,000  Barclays Capital Inc.,
AGREEMENTS**                           purchased on 10/31/00 ................   6.62     11/01/00         390,000,000
-- 33.3%               350,000,000  Deutsche Bank Securities Inc., purchased
                                       on 10/31/00...........................   6.61     11/01/00         350,000,000

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH GOVERNMENT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY            VALUE
                       FACE AMOUNT                                              RATE*      DATE            (NOTE 1a)
=====================================================================================================================
REPURCHASE            $60,000,000   HSBC Securities (USA) Inc.,
AGREEMENTS**                           purchased on 10/31/00 ................   6.58%    11/01/00      $   60,000,000
(CONTINUED)             62,367,000  State Street Bank and Trust,
                                       purchased on 10/31/00 ................   6.53     11/01/00          62,367,000
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL REPURCHASE AGREEMENTS...                         $2,586,236,236
                                    (COST $862,367,000) .....................                             862,367,000
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS -- 99.5%
                                    (COST $2,574,703,416) ...................                           2,574,378,230
---------------------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS LESS LIABILITIES -- 0.5%                                  11,858,006
---------------------------------------------------------------------------------------------------------------------
                                    NET ASSETS -- EQUIVALENT TO $1.00 PER
                                    SHARE ON 2,586,561,422 SHARES OF
                                    BENEFICIAL INTEREST
                                    OUTSTANDING -- 100.0% ....................                         $2,586,236,236
=====================================================================================================================

Note--Costs for federal income tax purposes are the same as those shown above. At October 31, 2000, unrealized depreciation amounted to $325,186 and is comprised of $341,762 of appreciation and $666,948 in depreciation.

 *Repurchase Agreements bear interest payable at fixed dates or upon maturity.
  U.S. Government and Agency Issues are purchased on a discount basis; the interest rate shown is the discount paid at the time of purchase by the Fund. Other U.S. Government and Agency Issues bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at October 31, 2000. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

**Repurchase Agreements are fully collateralized by U.S. Government and Agency
  Obligations.

D/N--Discount Notes

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000 (UNAUDITED)
==================================================================================================================
ASSETS:
Investments in securities subject to repurchase agreements....................    $  862,367,000
Investments in other marketable securities....................................     1,712,011,230
                                                                                  --------------
        Total investments at value (identified cost $2,574,703,416) (Note 1a)...................   $2,574,378,230
Cash............................................................................................        1,947,386
Interest receivable.............................................................................       11,416,337
Prepaid expense.................................................................................           96,333
                                                                                                   --------------
        Total assets............................................................................    2,587,838,286
                                                                                                   --------------
LIABILITIES:
Advisory fee payable (Note 2)...................................................................          445,629
Dividends payable...............................................................................        1,031,340
Accrued expenses................................................................................          125,081
                                                                                                   --------------
        Total liabilities.......................................................................        1,602,050
                                                                                                   --------------
NET ASSETS: (Equivalent to $1.00 per share, offering and redemption price, based on
   2,586,561,422 shares of beneficial interest outstanding).....................................   $2,586,236,236
                                                                                                   ==============

-----------------------------------------------------------------------------------------------------------------
MERRILL LYNCH GOVERNMENT FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)
=================================================================================================================
INVESTMENT INCOME:
Interest and discount earned (Note 1d)........................................................        $84,437,690
                                                                                                      -----------
EXPENSES:
Investment advisory fee (Note 2)..............................................      $4,133,279
Registration fees.............................................................         200,277
Dividend and transfer agency fees.............................................         175,018
Accounting and custodian services.............................................          84,758
Printing and shareholder reports..............................................          15,812
Legal and audit fees..........................................................          14,359
Trustees' fees (Note 5).......................................................           9,997
Insurance.....................................................................           5,469
Miscellaneous.................................................................          15,856
                                                                                    ----------
        Total expense.........................................................       4,654,825
Waived investment advisory fee (Note 2).......................................      (1,533,643)         3,121,182
                                                                                    ----------        -----------
        Net investment income.................................................                         81,316,508
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from investment transactions................................           5,478
Net unrealized appreciation of investments....................................       1,052,022
                                                                                    ----------
        Net realized and unrealized gain from investments.....................................          1,057,500
                                                                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................................        $82,374,008
                                                                                                      ===========

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH GOVERNMENT FUND                                                     SIX MONTHS                YEAR
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)                                       ENDED                  ENDED
                                                                                OCTOBER 31, 2000       APRIL 30, 2000
======================================================================================================================
DECREASE IN NET ASSETS:

OPERATIONS:
Net investment income....................................................        $   81,316,508        $  137,181,706
Net realized gain (loss) from investment transactions....................                 5,478                   (24)
Net unrealized appreciation (depreciation) of investments................             1,052,022            (1,255,770)
                                                                                 ---------------       ---------------
Net increase in net assets resulting from operations.....................            82,374,008           135,925,912
Total declared as dividends to shareholders (Note 4).....................           (81,321,986)         (137,181,682)
Capital share transactions (Note 3)......................................           (18,023,921)          (32,208,401)
                                                                                 ---------------       ---------------
Net decrease in net assets...............................................           (16,971,899)          (33,464,171)

NET ASSETS:
Beginning of period......................................................         2,603,208,135         2,636,672,306
                                                                                 ---------------       ---------------
End of period............................................................        $2,586,236,236        $2,603,208,135
                                                                                 ==============        ===============

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH GOVERNMENT FUND                 SIX MONTHS
FINANCIAL HIGHLIGHTS (UNAUDITED)                ENDED                           YEAR ENDED APRIL 30,
                                             OCTOBER 31,      --------------------------------------------------------
                                                 2000          2000        1999         1998        1997         1996
======================================================================================================================
Net Asset Value, Beginning of period....        $1.00         $1.00        $1.00        $1.00       $1.00       $1.00
Income from Investment Operations:
   Net investment income................         .032          .052         .050         .053        .052        .055
Less Distributions:
   Dividends from net investment income.        (.032)        (.052)       (.050)       (.053)      (.052)      (.055)
                                                -----         -----        -----        -----       -----       -----
Net Asset Value, End of period..........        $1.00         $1.00        $1.00        $1.00       $1.00       $1.00
                                                =====         =====        =====        =====       =====       =====
Total Return............................         3.19%(1)      5.34%        5.16%        5.48%       5.31%       5.67%
Ratios/Supplemental Data:
   Net Assets, End of period (000)......   $2,586,236    $2,603,208   $2,636,672   $2,114,592  $2,017,399  $1,643,625
   Ratio of expenses to average net
     assets (before waiver).............          .36%(2)       .35%         .36%         .37%        .38%        .38%
   Ratio of expenses to average net
     assets (after waiver)..............          .24%(2)       .24%         .24%         .25%        .26%        .26%
   Ratio of net investment income,
     including realized and unrealized
     gains and losses, to average net
     assets (before waiver).............         6.22%(2)      5.07%        4.90%        5.24%       5.07%       5.37%
   Ratio of net investment income,
     including realized and unrealized
     gains and losses, to average net
     assets (after waiver)..............         6.34%(2)      5.18%        5.02%        5.36%       5.19%       5.49%

(1) Cumulative total return
(2) On an annualized basis

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH TREASURY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED)
=====================================================================================================================
                                                                              INTEREST   MATURITY            VALUE
                       FACE AMOUNT                                              RATE*      DATE            (NOTE 1a)
=====================================================================================================================
U.S.                   $30,000,000  U.S. Treasury Bills ..................      6.06%    11/16/00         $29,924,250
GOVERNMENt              10,110,000  U.S. Treasury Bills ..................      6.10     11/16/00          10,084,325
ISSUES --               10,000,000  U.S. Treasury Bills ..................      5.98     11/24/00           9,961,794
99.6%                   49,100,000  U.S. Treasury Bills ..................      6.10     11/24/00          48,908,646
                           481,000  U.S. Treasury Bills ..................      6.11     11/24/00             479,124
                         2,260,000  U.S. Treasury Bills ..................      6.12     11/24/00           2,251,171
                        32,951,000  U.S. Treasury Bills ..................      6.07     11/30/00          32,789,879
                        30,000,000  U.S. Treasury Bills ..................      6.13     11/30/00          29,851,858
                        10,000,000  U.S. Treasury Bills ..................      6.15     11/30/00           9,950,499
                        31,353,000  U.S. Treasury Bills ..................      5.92     12/07/00          31,167,547
                        13,690,000  U.S. Treasury Bills ..................      5.93     12/07/00          13,608,887
                        12,000,000  U.S. Treasury Bills ..................      5.97     12/07/00          11,928,360
                        11,663,000  U.S. Treasury Bills ..................      6.00     12/07/00          11,593,022
                         6,616,000  U.S. Treasury Bills ..................      6.01     12/07/00           6,576,238
                         3,440,000  U.S. Treasury Bills ..................      5.94     12/14/00           3,415,614
                        24,985,000  U.S. Treasury Bills ..................      5.97     12/14/00          24,806,836
                         7,216,000  U.S. Treasury Bills ..................      5.99     12/21/00           7,156,017
                        10,000,000  U.S. Treasury Bills ..................      5.95     01/04/01           9,890,839
                        15,852,000  U.S. Treasury Bills ..................      6.05     01/04/01          15,678,958
                        55,368,000  U.S. Treasury Bills ..................      6.07     01/04/01          54,763,598
                         6,093,000  U.S. Treasury Bills ..................      6.08     01/04/01           6,026,488
                        15,245,000  U.S. Treasury Bills ..................      6.09     01/04/01          15,078,584
                        15,000,000  U.S. Treasury Bills ..................      6.00     01/11/01          14,817,765
                         7,387,000  U.S. Treasury Bills ..................      6.01     01/11/01           7,297,255
                         9,000,000  U.S. Treasury Bills ..................      6.02     01/11/01           8,890,659
                        16,233,000  U.S. Treasury Bills ..................      6.04     01/11/01          16,035,785
                        16,068,000  U.S. Treasury Bills ..................      6.05     01/11/01          15,872,790
                        22,591,000  U.S. Treasury Bills ..................      6.06     01/11/01          22,316,542
                        25,000,000  U.S. Treasury Bills ..................      6.09     01/11/01          24,696,275
                           332,000  U.S. Treasury Bills ..................      6.15     01/11/01             327,967
                         4,065,000  U.S. Treasury Bills ..................      6.16     01/11/01           4,015,614
                        15,000,000  U.S. Treasury Bills ..................      6.15     01/25/01          14,781,480

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH TREASURY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                              INTEREST   MATURITY             VALUE
                       FACE AMOUNT                                              RATE*      DATE             (NOTE 1a)
======================================================================================================================
U.S.                   $ 1,730,000  U.S. Treasury Bills ..................      6.16%    01/25/01         $  1,704,797
GOVERNMENT              20,000,000  U.S. Treasury Bills ..................      6.17     01/25/01           19,708,640
ISSUES                  51,362,000  U.S. Treasury Bills ..................      6.18     01/25/01           50,613,758
(CONTINUED)             10,000,000  U.S. Treasury Bills ..................      6.00     03/29/01            9,750,870
                        15,000,000  U.S. Treasury Notes ..................      5.75     11/15/00           14,996,567
                        80,746,000  U.S. Treasury Notes ..................      4.63     12/31/00           80,569,247
                        30,000,000  U.S. Treasury Notes ..................      5.50     12/31/00           29,891,007
                        29,000,000  U.S. Treasury Notes ..................      4.50     01/31/01           28,849,200
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS -- 99.6%
                                    (COST $ 751,071,277)..................                                 751,028,752
----------------------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS LESS LIABILITIES -- 0.4%                                    3,247,874
----------------------------------------------------------------------------------------------------------------------
                                    NET ASSETS -- EQUIVALENT TO $1.00
                                    PER SHARE ON 754,319,151 SHARES
                                    OF BENEFICIAL INTEREST
                                    OUTSTANDING -- 100.0% ................                                $754,276,626
----------------------------------------------------------------------------------------------------------------------

Note--Costs for federal income tax purposes are the same as those shown above. At October 31, 2000, net unrealized depreciation amounted to $42,525 and is comprised of $72,379 in appreciation and $114,904 in depreciation.

*U.S. Treasury Bills are purchased on a discount basis; the interest rate shown is the discount paid at the time of purchase by the Fund. U.S. Treasury Notes bear interest payable at fixed dates or upon maturity.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
ASSETS:
Total investments at value (identified cost $751,071,277) (Note 1a)............................           $751,028,752
Cash...........................................................................................                978,021
Interest receivable............................................................................              2,529,303
Prepaid expense................................................................................                 12,138
                                                                                                      ----------------
        Total assets...........................................................................            754,548,214
                                                                                                      ----------------
LIABILITIES:
Advisory fee payable (Note 2)..................................................................                134,331
Accrued expenses...............................................................................                 86,591
Dividends payable..............................................................................                 50,666
                                                                                                      ----------------
        Total liabilities......................................................................                271,588
                                                                                                      ----------------
NET ASSETS: (Equivalent to $1.00 per share, offering and redemption price, based on
   754,319,151 shares of beneficial interest outstanding)......................................           $754,276,626
                                                                                                      ================

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH TREASURY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
INVESTMENT INCOME:
Interest and discount earned (Note 1d).........................................................            $22,438,658
                                                                                                           -----------
EXPENSES:
Investment advisory fee (Note 2)..............................................      $1,281,217
Registration fees.............................................................          61,586
Dividend and transfer agency fees.............................................          59,265
Accounting and custodian services.............................................          48,070
Legal and audit fees..........................................................           4,884
Printing and shareholder reports..............................................           2,780
Trustees' fees (Note 5).......................................................           2,221
Insurance.....................................................................           1,201
Miscellaneous.................................................................          10,786
                                                                                    ----------
        Total expense.........................................................       1,472,010
Waived investment advisory fee (Note 2).......................................        (539,627)               932,383
                                                                                    ----------            -----------
        Net investment income.................................................                             21,506,275
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions................................         121,665
Net unrealized depreciation of investments....................................         (31,514)
                                                                                    ----------
        Net realized and unrealized gain from investments......................................                90,151
                                                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................           $21,596,426
                                                                                                          ===========

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH TREASURY FUND                                                          SIX MONTHS              YEAR
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)                                          ENDED                ENDED
                                                                                   OCTOBER 31, 2000      APRIL 30, 2000
=======================================================================================================================
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income....................................................          $ 21,506,275          $ 34,039,462
Net realized gain from investment transactions...........................               121,665               146,608
Net unrealized appreciation (depreciation) of investments................               (31,514)               33,206
                                                                                 ---------------       ---------------
Net increase in net assets resulting from operations.....................            21,596,426            34,219,276
Total declared as dividends to shareholders (Note 4).....................           (21,627,940)          (34,186,070)
Capital share transactions (Note 3)......................................            75,467,542            (1,533,095)
                                                                                 ---------------       ---------------
Net increase (decrease) in net assets....................................            75,436,028            (1,499,889)

NET ASSETS:
Beginning of period......................................................           678,840,598           680,340,487
                                                                                 ---------------       ---------------
End of period............................................................          $754,276,626          $678,840,598
                                                                                   ============          ============

-----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH TREASURY FUND                   SIX MONTHS
FINANCIAL HIGHLIGHTS (UNAUDITED)                ENDED                            YEAR ENDED APRIL 30,
                                              OCTOBER 31,      --------------------------------------------------------
                                                 2000           2000        1999         1998        1997         1996
=======================================================================================================================
Net Asset Value, Beginning of period.......      $1.00         $1.00       $1.00        $1.00       $1.00        $1.00
Income from Investment Operations:
   Net investment income...................       .029          .048        .046         .051        .049         .052
Less Distributions:
Dividends from net investment income.......      (.029)        (.048)      (.046)       (.051)      (.049)       (.052)
                                                 -----         -----       -----        -----       -----        -----
Net Asset Value, End of period.............      $1.00         $1.00       $1.00        $1.00       $1.00        $1.00
                                                 =====         =====       =====        =====       =====        =====
Total Return...............................       2.98%(1)      4.94%       4.76%        5.24%       5.08%        5.37%
Ratios/Supplemental Data:
   Net Assets, End of period (000).........   $754,277      $678,841    $680,340     $759,197    $611,844     $514,123
   Ratio of expenses to average net assets
     (before waiver).......................        .39%(2)       .39%        .39%         .41%        .42%         .41%
   Ratio of expenses to average net assets
     (after waiver)........................        .25%(2)       .25%        .25%         .26%        .27%         .26%
   Ratio of net investment income,
     including realized and unrealized
     gains and losses, to average net
     assets (before waiver)................       5.68%(2)      4.69%       4.36%        5.11%       4.85%        5.09%
   Ratio of net investment income,
     including realized and unrealized
     gains and losses, to average net
     assets (after waiver).................       5.82%(2)      4.83%       4.50%        5.26%       5.00%        5.24%

(1) Cumulative total return
(2) On an annualized basis

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                              VALUE
                        FACE AMOUNT                             ISSUE                                       (NOTE 1a)
======================================================================================================================
ALABAMA--               $29,100,000  Montgomery, Alabama IDB PCR (GE Co. Project) CP
1.0%                                    4.30% due 11/13/2000 ......................................        $29,100,000
----------------------------------------------------------------------------------------------------------------------
ALASKA--                             Valdez, Alaska Marine Terminal Revenue (Arco Transportation
1.8%                                    Project--Series A) CP:
                         10,000,000  4.25% due 11/07/2000 .........................................         10,000,000
                         25,825,000  4.30% due 03/08/2001 .........................................         25,825,000
                         14,475,000  4.35% due 03/08/2001 .........................................         14,475,000
----------------------------------------------------------------------------------------------------------------------
ARIZONA--                 7,896,000  Salt River Project of Arizona, Agricultural Improvement
0.3%                                    & Power District Electrical Systems Revenue CP 4.35%
                                        due 01/26/2001 ............................................          7,896,000
----------------------------------------------------------------------------------------------------------------------
ARKANSAS--               10,000,000  Arkansas Hospital Equipment Finance Authority Revenue (AHA
0.6%                                    Pooled Financing Program) VRDN 4.45% due 11/01/2028 (a) ...         10,000,000
                          5,885,000  Arkansas State Development Finance Authority IDR
                                        (Defiance Metal Products Project) VRDN 4.55% due
                                        11/01/2011(a) .............................................          5,885,000
----------------------------------------------------------------------------------------------------------------------
COLORADO--               15,000,000  Castle Pines North Metropolitan District VRDN 4.45% due
1.3%                                    12/01/2028 (a) ............................................         15,000,000
                          6,195,000  Colorado Educational & Cultural Facilities Authority Revenue
                                        (Denver Academy Project) VRDN 4.45% due 08/01/2020 (a) ....          6,195,000
                         11,695,000  Denver, Colorado City & County Airport Revenue
                                        (Municipal Securities Trust Receipts--SGA 18) VRDN 4.43% due
                                        11/15/2025 (a) ............................................         11,695,000
                          4,800,000  Montrose, Colorado IDR (Scaled Manufacturing Inc.)
                                        VRDN 4.60% due 12/01/2005 (a)..............................          4,800,000
----------------------------------------------------------------------------------------------------------------------
DELAWARE--               15,000,000  Delaware State EDA IDR (Delaware Clean Power Project) VRDN
0.5%                                    4.55% due 08/01/2029 (a) ..................................         15,000,000
----------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA      4,800,000  District of Columbia Enterprise Zone Revenue
--0.2%                                  (HF Enterprises LLC Project) VRDN 4.60% due 11/01/2025 (a)           4,800,000
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                              VALUE
                        FACE AMOUNT                             ISSUE                                       (NOTE 1a)
======================================================================================================================
FLORIDA --                           Capital Trust Agency, Florida--M/F Housing Revenue
7.3%                                    Bond--Community Loan Program VRDN:
                        $10,000,000  (Series A) 4.48% due 12/01/2032(a) ...........................        $10,000,000
                         44,600,000  (Series B) 4.48% due 12/01/2032(a) ...........................         44,600,000
                         20,000,000  Florida State Board of Education Public Education
                                        Municipal Securities Trust Receipts (SGA 102) DDN 4.70% due
                                        06/01/2029 (a) ............................................         20,000,000
                         20,000,000  Gulf Breeze, Florida Health Care Facilities Revenue
                                        (Heritage Health Care Project) VRDN 4.48% due 01/01/2024 (a)        20,000,000
                         13,800,000  Jacksonville, Florida PCR (Florida Power & Light Co.) CP 4.20%
                                        due 11/09/2000 ............................................         13,800,000
                          4,500,000  Lee County, Florida IDA Revenue (Raymond Building
                                        Supply Corp. Project) VRDN 4.55% due 04/01/2017 (a) .......          4,500,000
                         20,000,000  Martin County, Florida PCR (Florida Power & Light Co. Project)
                                        DDN 4.70% due 07/15/2022 (a) ..............................         20,000,000
                         10,000,000  Orange County, Florida Health Facilities Authority Revenue CP
                                        4.45% due 06/01/2030 ......................................         10,000,000
                         62,500,000  Saint Lucie County, Florida PCR (Florida Power & Light
                                        Co. Project) DDN 4.70% due 09/01/2028 (a) .................         62,500,000
----------------------------------------------------------------------------------------------------------------------
GEORGIA --                6,550,000  Albany & Dougherty County, Georgia Hospital Authority Revenue
3.9%                                    (Phoebe Putney Memorial Hospital) VRDN 4.45% due 09/01/2026
                                        (a) .......................................................          6,550,000
                         19,145,000  Eagle Tax-Exempt Trust--State of Georgia (Series 981002) VRDN
                                        4.43% due 07/01/2014 (a) ..................................         19,145,000
                         22,955,000  Eagle Tax-Exempt Trust--State of Georgia (Series 991001) VRDN
                                        4.43% due 11/01/2017 (a) ..................................         22,955,000
                         23,770,000  Georgia Municipal Electric Authority (Project 1-Series B)
                                        CP 4.35% due 12/19/2000 ...................................         23,770,000
                          9,000,000  La Grange, Georgia Development Authority IDR (Reltec Corp.
                                        Project) VRDN 4.50% due 12/01/2021 (a) ....................          9,000,000
                          7,200,000  Rome, Georgia TAN 5.00% due 12/29/2000 .......................          7,207,717
                         20,000,000  Southern Georgia Hospital Authority Revenue (Georgia Alliance
                                        of Community Hospitals Pooled Finance Program--Series A)
                                        VRDN 4.45% due 04/01/2029 (a) .............................         20,000,000
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                              VALUE
                        FACE AMOUNT                             ISSUE                                       (NOTE 1a)
======================================================================================================================
IDAHO --                $ 3,005,000  Madison, Idaho Economic Development Corp. IDR (Floyd Wilcox &
0.1%                                    Sons, Inc. Project) VRDN 4.55% due 08/01/2012 (a) .........        $ 3,005,000
----------------------------------------------------------------------------------------------------------------------
ILLINOIS --               2,700,000  Aurora, Illinois IDR (Aztech Engineering Inc. Project)
9.0%                                    VRDN 4.65% due 10/01/2018 (a) .............................          2,700,000
                          6,000,000  Chicago, Illinois Solid Waste Disposal Facilities
                                        Revenue (Groot Industries Inc.) VRDN 4.65% due 12/01/2015
                                        (a) .......................................................          6,000,000
                          2,975,000  Des Plaines, Illinois IDR (East Golf Road LLC Project)
                                        VRDN 4.65% due 05/01/2017 (a) .............................          2,975,000
                          3,300,000  Elgin, Illinois IDR (Starro Precision Products Inc. Project)
                                        VRDN 4.65% due 06/01/2025 (a) .............................          3,300,000
                          1,200,000  Geneva, Illinois IDR (Continental Envelope Corp. Project) VRDN
                                        4.65% due 09/01/2006 (a) ..................................          1,200,000
                         10,000,000  Illinois Health Facilities Authority Revenue (Evanston Hospital
                                        Corp.--Series E) CP 4.00% due 11/30/2000 ...................         10,000,000
                         41,000,000  Illinois Health Facilities Authority Revenue (Victory Health
                                        Services--Series B) CP 4.40% due 02/16/2001 ................         41,000,000
                                     Illinois Health Facilities Authority Revenue (Central Dupage
                                        Health) DDN:
                         45,000,000  (Series B) 4.70% due 11/01/2027 (a) ..........................         45,000,000
                         50,000,000  (Series C) 4.70% due 11/01/2027 (a) ..........................         50,000,000
                                     Illinois Health Facilities Authority Revenue (Resurrection
                                     Health--Series A) DDN:
                         13,200,000  4.70% due 05/01/2029 (a) .....................................         13,200,000
                         10,600,000  4.70% due 05/15/2029 (a) .....................................         10,600,000
                          6,445,000  Illinois Health Facilities Authority Revenue (Riverside
                                        Health Systems--Series B) VRDN 4.40% due
                                        11/15/2016 (a) ............................................          6,445,000
                         10,000,000  Illinois Health Facilities Authority Revenue (Friend Village
                                        of Schaumburg--Series 97B) VRDN 4.40% due
                                        12/01/2020 (a) ............................................         10,000,000
                          2,905,000  Illinois State Development Finance Authority IDR (Rockford
                                        College Project) VRDN 4.50% due 02/01/2001 (a) ............          2,905,000

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                              VALUE
                        FACE AMOUNT                             ISSUE                                       (NOTE 1a)
======================================================================================================================
ILLINOIS                $ 3,380,000  Illinois State Development Finance Authority IDR (Design
(CONTINUed)                             (Automotive LLC Project) VRDN 4.65% due 06/01/2011 (a) ....        $ 3,380,000
                         10,000,000  Illinois State Development Finance Authority Revenue
                                        (Local Government Financing--Series A) VRDN 4.45% due
                                        09/01/2029 (a) ............................................         10,000,000
                         30,975,000  Illinois State Municipal Securities Trust Receipts (SGA 103)
                                        VRDN 4.70% due 08/01/2024 (a) .............................         30,975,000
                          2,460,000  Peoria, Illinois IDR (CDC Realty L.P. Project) VRDN 4.65% due
                                        12/01/2014 (a) ............................................          2,460,000
----------------------------------------------------------------------------------------------------------------------
INDIANA--                 1,870,000  Allen County, Indiana EDR (Water Furnace International
3.4%                                    Inc.) VRDN 4.55% due 11/01/2014 (a) .......................          1,870,000
                          4,000,000  Allen County, Indiana EDR (YMCA of Greater Fort Wayne Project)
                                        VRDN 4.45% due 12/01/2009 (a) .............................          4,000,000
                          6,400,000  Anderson, Indiana EDR (Applecreek Commons L.P.)
                                        VRDN 4.50% due 12/01/2027 (a) .............................          6,400,000
                          2,385,000  Bloomington, Indiana EDR (Bloomington Square Project) VRDN
                                        4.50% due 12/01/2008 (a) ..................................          2,385,000
                          2,500,000  Connersville, Indiana EDR (Inland Southern Corp. Project) VRDN
                                        4.50% due 02/01/2012 (a) ..................................          2,500,000
                          2,500,000  Crawfordsville, Indiana EDR (Performance Master LLC Project)
                                        VRDN 4.65% due 10/01/2018 (a) .............................          2,500,000
                          4,160,000  Elkhart County, Indiana EDR (Patriot Homes Inc. Project) VRDN
                                        4.55% due 08/01/2012 (a) ..................................          4,160,000
                          2,810,000  Greencastle, Indiana IDR (Crown Equipment Corp. Project) VRDN
                                        4.50% due 02/01/2011 (a) ..................................          2,810,000
                          4,000,000  Indianapolis, Indiana EDR (New Bridges Apartments
                                        Project) VRDN 4.50% due 06/01/2035 (a) ....................          4,000,000
                          2,250,000  Indiana State Development Finance Authority EDR (Hart Housing
                                        Group Inc. Project) VRDN 4.55% due 06/01/2011 (a) .........          2,250,000
                          2,230,000  Indiana State Development Finance Authority EDR (Indianapolis
                                        Urban League Inc.) VRDN 4.45% due 01/01/2020 (a) ..........          2,230,000

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                              VALUE
                        FACE AMOUNT                             ISSUE                                       (NOTE 1a)
======================================================================================================================
INDIANA                 $ 1,400,000  Indiana State Development Finance Authority IDR
(CONTINUED)                             (Centurion Industries Inc. Project) VRDN 4.55% due
                                        10/01/2005 (a) ............................................        $ 1,400,000
                         22,200,000  Indiana State Development Authority PCR (Southern
                                        Indiana Gas & Electric Co.--Series C) FXRDN 4.45%
                                        due 03/01/2001 ............................................         22,200,000
                          5,000,000  Indiana State Health Facilities Financing Authority Revenue
                                        (Hartsfield Village Project--Series B) VRDN 4.40% due
                                        08/15/2027 (a) ............................................          5,000,000
                         12,600,000  Indiana University Revenue CP 4.35% due 02/14/2001 ...........         12,600,000
                         20,900,000  Mount Vernon, Indiana PCR & Solid Waste Disposal Revenue
                                        (General Electric Project--Series A) CP 4.30%
                                        due 11/13/2000 ............................................         20,900,000
----------------------------------------------------------------------------------------------------------------------
KANSAS --                            Butler County, Kansas Solid Waste Disposal & Cogeneration
2.0%                                    Revenue (Texaco Refining & Marketing) DDN:
                         15,400,000  (Series A) 4.80% due 08/01/2024 (a) ..........................         15,400,000
                         38,600,000  (Series B) 4.80% due 08/01/2024 (a) ..........................         38,600,000
                          3,000,000  (Series B) 4.80% due 12/01/2024 (a) ..........................          3,000,000
----------------------------------------------------------------------------------------------------------------------
KENTUCKY --              23,000,000  Carroll County, Kentucky Collateralized Solid Waste
2.3%                                    Disposal Facilities Revenue (Kentucky Utilities Co.
                                        Project--Series A) DDN 4.85% due 11/01/2024 (a) ...........         23,000,000
                          3,970,000  Crestview Hill, Kentucky Industrial Building Revenue (Thomas
                                        More College Project) VRDN 4.50% due 11/01/2018 (a) .......          3,970,000
                          1,600,000  Jefferson County, Kentucky Industrial Building Revenue (Thomas
                                        Development Project) VRDN 4.55% due 04/10/2010 (a) ........          1,600,000
                          9,835,000  Kentucky Economic Development Finance Authority
                                        Hospital Facilities Revenue (St. Elizabeth's Medical
                                        Center Inc.--Series A) VRDN 4.52% due 05/01/2017 (a) ......          9,835,000
                         19,700,000  Kentucky State Pollution Abatement and Water Resource Finance
                                        Authority PCR (Toyota Motor) DDN 5.10%
                                        due 08/13/2006 (a) ........................................         19,700,000

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                              VALUE
                        FACE AMOUNT                             ISSUE                                       (NOTE 1a)
======================================================================================================================
KENTUCKY                $ 2,250,000  Lawrenceburg, Kentucky BAN 5.15% due 10/01/2001 ..............        $ 2,257,867
(CONTINUED)               3,385,000  Shelby County, Kentucky IDR (Truss Co. Inc./ Kingbrook
                                        Commerce Park LLC Project) VRDN 4.55% due 06/01/2018 (a) ..          3,385,000
----------------------------------------------------------------------------------------------------------------------
LOUISIANA --                         Louisiana Public Facilities Authority Revenue (Christus
3.2%                                    Health--Series B) CP:
                         48,500,000  4.50% due 11/13/2000 .........................................         48,500,000
                         11,850,000  4.30% due 11/28/2000 .........................................         11,850,000
                         23,350,000  4.30% due 12/05/2000 .........................................         23,350,000
                          7,535,000  4.30% due 12/07/2000 .........................................          7,535,000
----------------------------------------------------------------------------------------------------------------------
MAINE --                  1,990,000  Gray, Maine Revenue (Advance Realty Project) VRDN
0.7%                                    4.60% due 10/01/2011 (a) ..................................          1,990,000
                            815,000  Lewiston, Maine Revenue (Geiger Brothers Project)
                                        VRDN 5.00% due 09/01/2004 (a) .............................            815,000
                          2,700,000  Millinocket, Maine Revenue (Gardner Chipmills Project) VRDN
                                        4.55% due 03/01/2005 (a) ..................................          2,700,000
                          4,715,000  Portland, Maine Revenue (Grass Properties & Applicators) VRDN
                                        4.60% due 10/01/2020 (a) ..................................          4,715,000
                          1,425,000  Saco, Maine IDR (First Light Technology Project) VRDN 4.55% due
                                        04/01/2007 (a) ............................................          1,425,000
                          3,955,000  Topsham, Maine Revenue (Village Candle Inc.) VRDN
                                        4.55% due 08/01/2013 (a)...................................          3,955,000
                          5,000,000  Trenton, Maine Revenue (The Talaria Co. Project) VRDN 4.55% due
                                        10/15/2015 (a) ............................................          5,000,000
----------------------------------------------------------------------------------------------------------------------
MARYLAND --                 900,000  Anne Arundel County, Maryland EDR (Atlas Container
0.4%                                    Corp. Project) VRDN 4.45% due 04/01/2006 (a) ..............            900,000
                         10,000,000  Gaithersburg, Maryland EDR (Asbury Methodist) VRDN 4.45% due
                                        07/01/2027 (a) ............................................         10,000,000
----------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS --          6,000,000  Lynn, Massachusetts BAN 4.25% due 11/16/2000 .................          6,000,662
1.1%                     14,500,000  Massachusetts State Industrial Finance Agency PCR (New England
                                        Power Co. Project) CP 4.25% due 12/11/2000 ................         14,500,000
                          9,750,000  Northbridge, Massachusetts BAN 4.75% due
                                        03/12/2001 ................................................          9,764,778
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                              VALUE
                        FACE AMOUNT                             ISSUE                                       (NOTE 1a)
======================================================================================================================
MICHIGAN --             $17,307,000  ABN-AMRO Muni-Tops Michigan State Trunkline (Series
2.2%                                    1998-13) VRDN 4.38% due 10/04/2006 (a).....................        $17,307,000
                          6,870,000  Dearborn, Michigan Economic Development Corp. Revenue (Henry
                                        Ford Village Inc. Project) VRDN 4.45% due 10/01/2023 (a) ..          6,870,000
                          7,500,000  Michigan State Higher Educational Facilities Authority Revenue
                                        (Center Creative Project) VRDN 4.45% due 12/01/2024 (a) ...          7,500,000
                          4,000,000  Michigan State Hospital Finance Authority Revenue
                                        (Chelsea Community Hospital) VRDN 4.40% due 05/15/2031 (a)           4,000,000
                          5,900,000  Michigan State Strategic Fund Limited Obligation Revenue (AVL
                                        North America Inc. Project) VRDN 4.65% due 04/01/2011 (a) .          5,900,000
                          4,000,000  Michigan State Strategic Fund Limited Obligation Revenue (FATA
                                        Automation Project) VRDN 4.55% due
                                        10/01/2024 (a) ............................................          4,000,000
                          4,230,000  Michigan State Strategic Fund Limited Obligation Revenue
                                        (Weller Truck Parts Project) VRDN 4.55% due
                                        10/01/2029 (a) ............................................          4,230,000
                          7,500,000  Michigan State Strategic Fund Limited Obligation
                                        Revenue (Flo Plastics Inc. Project) VRDN 4.55% due
                                        08/01/2025 (a) ............................................          7,500,000
                          5,500,000  Oakland County, Michigan Economic Development Corp Limited
                                        Obligation Revenue (Su Dan Co. Project) VRDN 4.55% due
                                        07/01/2024 (a) ............................................          5,500,000
----------------------------------------------------------------------------------------------------------------------
MISSISSIPPI --                       Mississippi State Business Finance Corp. Solid Waste
2.4%                                    Disposal Revenue (Mississippi Power Co.) DDN:
                          9,400,000  4.80% due 12/01/2027 (a) .....................................          9,400,000
                         13,420,000  4.70% due 05/01/2028 (a) .....................................         13,420,000
                                     Mississippi State Hospital Equipment & Facilities Authority
                                        Revenue (North Mississippi Health Services--Series 1) CP:
                         32,535,000  4.25% due 11/10/2000 .........................................         32,535,000
                         12,450,000  4.30% due 11/10/2000 .........................................         12,450,000
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                              VALUE
                        FACE AMOUNT                             ISSUE                                       (NOTE 1a)
======================================================================================================================
MISSOURI --             $ 1,875,000  Missouri State Development Finance Board IDR (Filtration
1.5%                                    Group Inc.) VRDN 4.65% due 03/01/2012 (a) .................        $ 1,875,000
                         14,000,000  Missouri State Health & Higher Educational Facilities Authority
                                        Revenue (Pooled Hospital Loan Program--
                                        Series A) VRDN 4.45% due 08/01/2029 (a) ...................         14,000,000
                         24,100,000  Missouri State Health & Higher Educational Facilities Authority
                                        Revenue (Washington University--Series A) DDN 4.65% due
                                        09/01/2030 (a) ............................................         24,100,000
                          1,805,000  Sikeston, Missouri IDA Revenue (Heritage American Homes LP/
                                        North Ridge Homes Inc. Project) VRDN 4.55% due 07/01/2009
                                        (a) .......................................................          1,805,000
----------------------------------------------------------------------------------------------------------------------
NEVADA --                11,290,000  Eagle Tax-Exempt Trust--Clark County, Nevada School District
0.8%                                    (Series 962804) VRDN 4.43% due
                                        06/15/2015 (a) ............................................         11,290,000
                         12,600,000  Washoe County, Nevada Water Facilities Revenue
                                        (Sierra Pacific Power Co. Project) DDN 4.75% due 12/01/2020
                                        (a) .......................................................         12,600,000
----------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE --           1,800,000  New Hampshire State Business Finance Authority Revenue (Hydra
0.5%                                    LLC Inc.) VRDN 4.60% due 11/01/2006 (a) ...................          1,800,000
                          4,350,000  New Hampshire State Business Finance Authority Industrial
                                        Facilities Revenue (Nim-Cor Inc.) VRDN 4.60% due 11/01/2009
                                        (a) .......................................................          4,350,000
                          1,030,000  New Hampshire State Business Finance Authority Revenue (Freed's
                                        Bakery Inc. Project) VRDN 4.55% due
                                        05/02/2011 (a).............................................          1,030,000
                          5,605,000  New Hampshire State Business Finance Authority Revenue
                                        (Montgomery Wire Corp.) VRDN 4.60% due
                                        02/01/2014 (a) ............................................          5,605,000
----------------------------------------------------------------------------------------------------------------------
NEW JERSEY --             12,040,000
0.4%                                 Jersey City, New Jersey Refunding Notes GO 5.00% due 01/12/2001        12,054,170
----------------------------------------------------------------------------------------------------------------------
NEW YORK --               11,000,000  Attica, New York Central School District BAN 5.00% due
3.9%                                    04/18/2001 ................................................         11,024,201
                          8,000,000  Avoca, New York Central School District BAN 4.50% due
                                        12/14/2000 ................................................          8,003,609

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                              VALUE
                        FACE AMOUNT                             ISSUE                                       (NOTE 1a)
======================================================================================================================
NEW YORK                $ 7,500,000  Chateaugay, New York Central School District BAN 4.75%
(CONTINUED)                             due 06/19/2001 ............................................        $ 7,516,004
                          7,200,000  Gananda Central School District BAN 5.00% due
                                        01/19/2001 ................................................          7,207,429
                          8,600,000  Gananda Central School District BAN 5.00% due
                                        06/15/2001 ................................................          8,620,986
                          5,950,000  Gowanda, New York Central School District BAN 4.75%
                                        due 06/29/2001 ............................................          5,961,366
                          8,630,000  Honeoye, New York Central School District BAN 4.50%
                                        due 11/01/2000 ............................................          8,630,000
                          6,600,000  Madison, New York Central School District BAN 4.88%
                                        due 10/30/2001 ............................................          6,626,649
                          9,200,000  Olean, New York City School District BAN 4.63% due 03/08/2001           9,207,811
                          9,000,000  Saint Johnsville, New York Central School District BAN 5.00%
                                        due 06/27/2001 ............................................          9,024,169
                          8,500,000  Sodus, New York Central School District BAN 4.25% due
                                        11/21/2000 ................................................          8,501,113
                          9,400,000  Sullivan County, New York (Series A) BAN 4.75% due 03/30/2001           9,411,742
                         10,000,000  William Floyd United Free School District TAN 4.75% due
                                        06/29/2001 ................................................         10,022,250
----------------------------------------------------------------------------------------------------------------------
OHIO --                   6,700,000  Akron, Ohio Metropolitan Housing Authority Facilities Revenue
9.8%                                    (Administration Building Project) VRDN 4.45% due 04/01/2018
                                        (a) .......................................................          6,700,000
                          4,000,000  Buckeye, Ohio Local School District (Medina County) BAN 5.13%
                                        due 11/16/2000 ............................................          4,000,676
                          6,000,000  Butler County, Ohio EDR (Greater Miami Valley YMCA Project)
                                        VRDN 4.45% due 09/01/2020 (a) .............................          6,000,000
                          6,590,000  Canfield, Ohio Local School District BAN 4.75%
                                        09/27/2001 ................................................          6,609,955
                          6,480,000  Cincinnati, Ohio City School District BAN 5.00% due 04/27/2001          6,495,020
                         13,000,000  Cincinnati, Ohio City School District BAN 5.12% due 06/28/2001         13,034,134

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                              VALUE
                        FACE AMOUNT                             ISSUE                                       (NOTE 1a)
======================================================================================================================
OHIO                    $19,800,000  Cincinnati, Ohio City School District BAN 4.78% due
(CONTINUED)                             09/13/2001 ................................................        $19,862,396
                          5,100,000  Clinton County, Ohio Hospital Revenue (Hospital Capital Inc.)
                                        VRDN 4.45% due 07/01/2029 (a) .............................          5,100,000
                          5,000,000  Crawford County, Ohio BAN 4.86% due 07/25/2001 ...............          5,009,050
                          4,000,000  Cuyahoga County, Ohio IDR (Motch Corp. Project) VRDN 4.55% due
                                        02/01/2003 (a) ............................................          4,000,000
                          3,500,000  Eagle Tax-Exempt Trust--Ohio Water Development Authority (Ohio
                                        Edison) VRDN 4.43% due 07/01/2015 (a) .....................          3,500,000
                          4,800,000  Eagle Tax-Exempt Trust--Ohio Edison (Series 953509)
                                        VRDN 4.43% due 07/01/2015 (a) .............................          4,800,000
                         15,000,000  Eagle Tax-Exempt Trust--Cleveland Water (Series 983501) VRDN
                                        4.43% due 01/01/2025 (a) ..................................         15,000,000
                         22,065,000  Eagle Tax-Exempt Trust--Ohio State Turnpike Revenue (Series
                                        983502) VRDN 4.43% due 02/15/2020 (a) .....................         22,065,000
                          5,035,000  Franklin County, Ohio M/F Revenue (Community Housing Network)
                                        VRDN 4.45% due 03/01/2027 (a) .............................          5,035,000
                          8,750,000  Hamilton County, Ohio Hospital Facilities Revenue (Children's
                                        Hospital Medical Center) VRDN 4.42%
                                        due 05/15/2017 (a) ........................................          8,750,000
                          8,125,000  Heath County, Ohio City School District BAN 4.99% due
                                        11/21/2000 ................................................          8,127,976
                          4,705,000  Indian Hill, Ohio EDR (Cincinnati Country Day School) VRDN
                                        4.35% due 05/01/2019 (a) ..................................          4,705,000
                          6,650,000  Licking County, Ohio IDR (Renosol Corp. Project) VRDN 4.55% due
                                        06/01/2030 (a).............................................          6,650,000
                          4,205,000  Lucas-Beacon Place Housing Development Corp. M/F Revenue
                                        (Beacon Place Apartments Project)
                                        FXRDN 4.50% due 03/15/2001 ................................          4,205,000
                          5,315,000  Mahoning County, Ohio Health Care Facilities Revenue (Shepherds
                                        Woods Project) VRDN 4.45% due
                                        09/01/2022 (a).............................................          5,315,000

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                              VALUE
                        FACE AMOUNT                             ISSUE                                       (NOTE 1a)
======================================================================================================================
OHIO                    $ 7,100,000  Marion, Ohio BAN 4.30% due 11/16/2000.........................        $ 7,100,557
(CONTINUED)               2,800,000  Mentor, Ohio IDR (Risch Investments/Roll-Kraft Project) VRDN
                                        4.65% due 08/01/2017 (a) ..................................          2,800,000
                         13,095,000  Middleburg Heights, Ohio Hospital Revenue (Southwest General
                                        Health) VRDN 4.40% due 08/15/2022 (a) .....................         13,095,000
                                     Montgomery County, Ohio Revenue (Miami Valley Hospital--Series
                                        B) CP:
                         25,450,000  4.35% due 12/07/2000 .........................................         25,450,000
                         23,400,000  4.20% due 12/08/2000 .........................................         23,400,000
                          3,340,000  Ottawa County, Ohio IDR (Adrian Sand & Stone Inc.
                                        Project) VRDN 4.55% due 10/01/2008 (a) ....................          3,340,000
                          9,000,000  Port Authority of Columbiana County, Ohio IDR (GEI
                                        of Columbiana Inc. Project) VRDN 4.55% due
                                        06/01/2022 (a) ............................................          9,000,000
                          7,425,000  Richland County, Ohio Revenue (Mansfield Area YMCA Project)
                                        VRDN 4.45% due 11/01/2019 (a) .............................          7,425,000
                          4,490,000  Sandusky, Ohio BAN 4.63% due 09/12/2001 ......................          4,498,331
                          7,450,000  Trumbull County, Ohio BAN 4.75% due 04/11/2001 ...............          7,459,431
                          6,085,000  Willoughby, Ohio IDR (Kennedy Group Inc. Project)
                                        VRDN 4.55% due 09/01/2018 (a) .............................          6,085,000
                          1,900,000  Wood County, Ohio IDR (GHT Property Management
                                        LLC Project) VRDN 4.55% due 08/01/2019 (a) ................          1,900,000
----------------------------------------------------------------------------------------------------------------------
OKLAHOMA --                          Oklahoma State Development Finance Authority Revenue (Oklahoma
1.8%                                    Hospital Association--Series A) VRDN:
                         18,220,000  4.45% due 06/01/2029 (a) .....................................         18,220,000
                         10,000,000  4.45% due 01/01/2030 (a) .....................................         10,000,000
                         11,673,000  Oklahoma State Housing Finance Agency Single-Family Revenue
                                        (Series B) BAN 4.75% due 12/28/2000 .......................         11,675,957
                         12,000,000  Rural Enterprises of Oklahoma Inc. Revenue (Governmental
                                        Financing Project--Series A) VRDN 4.45% due 10/01/2030 (a).         12,000,000
----------------------------------------------------------------------------------------------------------------------
OREGON --                 3,592,400  Oregon State EDR (Sheffer Corp. Project--Series 185)
0.1%                                    VRDN 4.70% due 12/01/2013 (a) .............................          3,592,400
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                              VALUE
                        FACE AMOUNT                             ISSUE                                       (NOTE 1a)
======================================================================================================================
PENNSYLVANIA --         $32,360,000  Dauphin County, Pennsylvania General Authority Revenue (School
2.3%                                    District Pooled Financing) VRDN 4.37% due 09/01/2032 (a) ..        $32,360,000
                                     Montgomery County, Pennsylvania Higher Education & Health
                                        Authority Revenue (Higher Education & Health Loan) VRDN:
                          3,270,000  4.45% due 06/01/2021 (a) .....................................          3,270,000
                          5,375,000  4.45% due 08/01/2021 (a) .....................................          5,375,000
                         25,000,000  New Garden, Pennsylvania General Authority Municipal Revenue
                                        (Municipal Pooled Financing Program) VRDN 4.37% due
                                        11/01/2029 (a) ............................................         25,000,000
----------------------------------------------------------------------------------------------------------------------
RHODE ISLAND --           4,400,000  Rhode Island State Health & Educational Building Corp. Revenue
0.6%                                    (La Salle Academy) VRDN 4.50% due 03/01/2029 (a) ..........          4,400,000
                          2,615,000  Rhode Island State Housing & Mortgage Finance Corp. (Smith
                                        Building Development Corp.) VRDN 4.45% due 12/01/2028 (a) .          2,615,000
                          2,400,000  Rhode Island State Industrial Facilities Corporation IDR
                                        (Capital Development Corp. Project) VRDN 4.90% due
                                        11/01/2005 (a) ............................................          2,400,000
                          2,590,000  Rhode Island State Industrial Facilities Corporation IDR
                                        (Beta Realty Corp.) VRDN 4.60% due 12/01/2019 (a) .........          2,590,000
                          5,000,000  Warwick, Rhode Island BAN 4.63% due 12/22/2000 ...............          5,001,676
----------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA --        24,200,000  Oconee County, South Carolina PCR (Duke Energy
1.3%                                    Corp-- Series A) DDN 4.70% due 02/01/2017 (a) .............         24,200,000
                          2,500,000  South Carolina EDA Revenue (Parkway Products Inc.
                                        Project) VRDN 4.55% due 11/01/2007 (a) ....................          2,500,000
                          3,500,000  South Carolina EDA Revenue (Defiance Metal Products Project)
                                        VRDN 4.55% due 02/01/2012 (a) .............................          3,500,000
                          6,780,000  South Carolina EDA IDR (Core Materials Corp. Project) VRDN
                                        4.55% due 04/01/2013 (a) ..................................          6,780,000
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                              VALUE
                        FACE AMOUNT                             ISSUE                                       (NOTE 1a)
======================================================================================================================
TENNESSEE --            $19,775,000  Johnson City, Tennessee Municipal Securities Trust
6.6%                                    (SGA 45) DDN 4.70% due 05/01/2021 (a)......................        $19,775,000
                         35,000,000  Knox County, Tennessee Health, Educational & Housing Facilities
                                        Board Revenue (THA Solutions Group Inc. Project) VRDN 4.45%
                                        due 05/01/2029 (a) ........................................         35,000,000
                         40,000,000  Memphis, Tennessee Health, Educational & Housing
                                        Facilities Board Revenue (Not-For-Profit Multi-Family
                                        Project) VRDN 4.48% due 07/01/2032 (a) ....................         40,000,000
                          9,500,000  Memphis & Shelby County, Tennessee Industrial Board
                                        PCR (Birmingham Steel Corp. Project) VRDN 4.50%
                                        due 10/01/2026 (a) ........................................          9,500,000
                          4,120,000  Nashville & Davidson County, Tennessee IDB Revenue (Gibson
                                        Guitar Project) VRDN 4.60% due
                                        03/01/2011 (a) ............................................          4,120,000
                          2,480,000  Nashville & Davidson County, Tennessee IDB Revenue (Hickory M/F
                                        Housing Revenue) VRDN 4.45% due 06/01/2015 (a) ............          2,480,000
                         10,400,000  Sevier County, Tennessee Public Building Authority (Local
                                        Government Public Improvement--Series B-1) DDN
                                        4.65% due 06/01/2020 (a) ..................................         10,400,000
                                     Sevier County, Tennessee Public Building Authority (Local
                                        Government Public Improvement) DDN:
                         13,000,000  (Series E-1) 4.40% due 02/12/2001 (a) ........................         13,000,000
                         10,000,000  (Series E-2) 4.40% due 02/12/2001 (a) ........................         10,000,000
                          4,000,000  (Series E-4) 4.40% due 02/12/2001 (a) ........................          4,000,000
                          3,500,000  (Series E-5) 4.40% due 02/12/2001 (a) ........................          3,500,000
                          1,200,000  (Series E-6) 4.40% due 02/12/2001 (a) ........................          1,200,000
                                     Shelby County, Tennessee CP:
                          8,000,000  (Series 99-A) 4.25% due 11/10/2000 ...........................          8,000,000
                         13,500,000  (Series 98-A) 4.35% due 12/01/2000 ...........................         13,500,000
                         10,500,000  (Series 97-B )4.25% due 12/06/2000 ...........................         10,500,000
----------------------------------------------------------------------------------------------------------------------
TEXAS --                 13,884,000  ABN-AMRO Muni Tops--Texas A&M University Revenue (Series 1999-5)
14.9%                                   FXRDN 4.40% due 11/15/2000 ................................         13,884,000
                         15,750,000  ABN-AMRO Muni Tops--Houston, Texas Airport System (Series
                                        1998-15) VRDN 4.48% due 07/05/2006 (a) ....................         15,750,000

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                              VALUE
                        FACE AMOUNT                             ISSUE                                       (NOTE 1a)
======================================================================================================================
TEXAS                   $20,000,000  ABN-AMRO Muni Tops--Dallas, Texas Waterworks & Sewer Systems
(CONTINUED)                             Revenue (Series 1998-19) VRDN 4.44% due 07/04/2007 (a) ....        $20,000,000
                          9,000,000  ABN-AMRO Muni Tops--San Antonio, Texas Electric &
                                        Gas Revenue (Series 1998-22) VRDN 4.44% due 01/02/2007 (a)           9,000,000
                         30,000,000  Austin, Texas Utility Systems Revenue (Series A) CP 4.35% due
                                        02/09/2001 ................................................         30,000,000
                                     Dallas, Texas Area Rapid Transit Sales Tax Revenue CP:
                         10,000,000  4.30% due 11/06/2000 .........................................         10,000,000
                         25,500,000  4.25% due 11/10/2000 .........................................         25,500,000
                         15,000,000  4.30% due 12/12/2000 .........................................         15,000,000
                         13,350,000  Dickinson, Texas Independent School District Municipal
                                        Securities Trust Receipts (SGA 94) DDN 4.70% due 02/15/2028
                                        (a) .......................................................         13,350,000
                          4,200,000  Fort Bend County, Texas IDC Revenue (Aaton Rents Inc. Project)
                                        VRDN 4.60% due 01/01/2026 (a) .............................          4,200,000
                         19,000,000  Gulf Coast IDA, Environmental Facilities Revenue
                                        (Citgo Petroleum Corp Project) DDN 4.80% due 04/01/2029 (a)         19,000,000
                                     Gulf Coast IDA, Solid Waste Disposal Revenue (Citgo Petroleum
                                        Corp. Project) DDN:
                          8,450,000  4.80% due 05/01/2025 (a) .....................................          8,450,000
                          9,400,000  4.80% due 04/01/2026 (a) .....................................          9,400,000
                         25,000,000  4.80% due 04/01/2028 (a) .....................................         25,000,000
                         14,700,000  Gulf Coast Waste Disposal Authority Revenue (Amoco Oil Co.
                                        Project) DDN 4.75% due 08/01/2023 (a) .....................         14,700,000
                         20,100,000  Harris County, Texas IDC Solid Waste Disposal Revenue (Deer
                                        Park Project) DDN 4.85% due 03/01/2023 (a) ................         20,100,000
                          4,000,000  Mesquite, Texas IDR (Morrison Products) VRDN 4.55%
                                        due 01/10/2010 (a) ........................................          4,000,000
                          1,175,000  Montgomery County, Texas IDC Revenue (Sawyer Research Products
                                        Inc.) VRDN 4.55% due 02/04/2015 (a) .......................          1,175,000

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                              VALUE
                        FACE AMOUNT                             ISSUE                                       (NOTE 1a)
======================================================================================================================
TEXAS                                North Central Texas Health Facilities Development Corp Revenue
(CONTINUED)                             (Methodist Hospital of Dallas) CP:
                        $23,200,000  4.30% due 11/09/2000 .........................................        $23,200,000
                         25,000,000  4.30% due 11/14/2000 .........................................         25,000,000
                         22,700,000  Plano, Texas Health Facilities Development Corporation Revenue
                                        (Children's Presbyterian Health Care Center) CP 4.35% due
                                        12/11/2000 ................................................         22,700,000
                                     San Antonio, Texas Water System CP:
                         18,000,000  4.30% due 11/10/2000 .........................................         18,000,000
                         30,000,000  4.30% due 12/08/2000 .........................................         30,000,000
                                     Texas Municipal Power Agency Revenue CP:
                         10,000,000  4.30% due 11/08/2000 .........................................         10,000,000
                         19,200,000  4.25% due 12/07/2000 .........................................         19,200,000
                         11,435,000  Texas State Municipal Securities Trust Receipts (SGA 92) DDN
                                        4.70% due 08/01/2029 (a) ..................................         11,435,000
----------------------------------------------------------------------------------------------------------------------
UTAH --                              Intermountain Power Agency Power Supply Revenue CP:
2.5%                     11,000,000  (Series B-3) 4.30% due 11/01/2000 ............................         11,000,000
                         14,000,000  (Series B-4) 4.30% due 12/07/2000 ............................         14,000,000
                         24,600,000  (Series E) 4.30% due 12/11/2000 ..............................         24,600,000
                         20,000,000  (Series B-3) 4.35% due 03/07/2001 ............................         20,000,000
----------------------------------------------------------------------------------------------------------------------
VIRGINIA --               10,000,000  Dinwiddie County, Virginia IDA Exempt Facilities
0.4%                                    (Chaparral East Project) DDN 4.80% due
                                        09/01/2028 (a) ............................................         10,000,000
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                            VALUE
                        FACE AMOUNT                             ISSUE                                     (NOTE 1a)
======================================================================================================================
WASHINGTON --           $26,745,000  Eagle Tax-Exempt Trust--Port of Seattle, Washington
2.6%                                    Passenger Facility Charge (Series 984705) VRDN 4.43%
                                        due 12/01/2019 (a) ........................................     $   26,745,000
                         14,680,000  Eagle Tax-Exempt Trust--Washington State Public Power Supply
                                        System (Nuclear Project Number 1--
                                        Series 964702) VRDN 4.43% due 07/01/2011 (a) ..............         14,680,000
                         18,950,000  Seattle, Washington Municipal Light & Power Revenue
                                        (Series B) CP 4.35% due 02/26/2001 ........................         18,950,000
                         12,180,000  Seattle, Washington Municipal Light & Power Revenue (Municipal
                                        Securities Trust--SGA 85) DDN 4.70% due 10/01/2023 (a) ....         12,180,000
----------------------------------------------------------------------------------------------------------------------
WISCONSIN --              4,900,000  Franklin County, Wisconsin Public School District TRAN 4.75%
4.3%                                    due 08/30/2001 ............................................          4,914,798
                          2,000,000  Iron County, Wisconsin BAN 4.20% due 12/01/2000...............          2,000,000
                          4,615,000  Sturtevant, Wisconsin IDR (Andis Co. Project--Series A) VRDN
                                        4.60% due 12/01/2016 (a) ..................................          4,615,000
                          2,700,000  Wausau, Wisconsin School District TRAN 4.63% due 09/24/2001 ..          2,705,191
                                     Wisconsin State G.O. CP:
                          9,500,000  (Series 1999-B) 4.30% due 11/10/2000 .........................          9,500,000
                         35,000,000  (Series 1999-B) 4.35% due 12/07/2000 .........................         35,000,000
                         10,000,000  (Series 2000-A) 4.35% due 12/07/2000 .........................         10,000,000
                         11,000,000  (Series 1999-B) 4.25% due 12/08/2000 .........................         11,000,000
                         25,000,000  (Series 2000-A) 4.40% due 02/14/2001 .........................         25,000,000
                         15,000,000  (Series 2000-A) 4.35% due 02/21/2001 .........................         15,000,000
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
                                                                                                            VALUE
                        FACE AMOUNT                             ISSUE                                     (NOTE 1a)
======================================================================================================================
WYOMING --                           Laramie County, Wyoming IDR (Cheyenne Light Fuel &
1.2%                                    Power Co.) VRDN:
                        $ 3,500,000  (Series 97-B) 4.50% due 09/01/2021 (a) .......................     $    3,500,000
                          5,000,000  (Series 97-A) 4.50% due 03/01/2027 (a) .......................          5,000,000
                         24,200,000  Sweetwater County, Wyoming PCR (Idaho Power Co. Project--Series
                                        B) DDN 4.70% due 07/15/2026 (a) ...........................         24,200,000
----------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS (COST $2,791,282,071)-- 99.2%                     2,791,282,071
----------------------------------------------------------------------------------------------------------------------
                                     OTHER ASSETS LESS LIABILITIES-- 0.8%                                   23,083,759
----------------------------------------------------------------------------------------------------------------------
                                     NET ASSETS-- EQUIVALENT TO $1.00 PER SHARE ON
                                     2,814,390,490 SHARES OF BENEFICIAL INTEREST
                                     OUTSTANDING-- 100.0%                                               $2,814,365,830
======================================================================================================================

(a) The interest rate is subject to change periodically based on a certain index. The rates shown are those in effect at October 31, 2000. For variable rate demand instruments, the next coupon date on which the interest is to be adjusted is deemed the maturity date for valuation.

*Cost for federal income tax purposes.

======================================================================================================================
PORTFOLIO ABBREVIATIONS FOR MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND

BAN       Bond Anticipation Notes           IDA   Industrial Development Authority   RAN     Revenue Anticipation Note
CP        Commercial Paper                  IDB   Industrial Development Board       TAN     Tax Anticipation Notes
DDN       Daily Demand Notes                IDC   Industrial Development             TRAN    Tax and Revenue Anticipation
EDA       Economic Development Authority          Corporation                                Notes
EDR       Economic Development Revenue      IDR   Industrial Development Revenue     VRDN    Variable Rate Demand Notes
FXRDN     Fixed Rate Demand Notes           M/F   Multi-Family
GO        General Obligation                PCR   Pollution Control Revenue
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
ASSETS:
Investments, at amortized cost and value (Note 1a)...............................................       $2,791,282,071
Cash.............................................................................................              827,962
Interest receivable..............................................................................           20,929,933
Receivable for investments sold..................................................................            2,055,000
Prepaid expense..................................................................................               16,127
                                                                                                        --------------
        Total assets.............................................................................        2,815,111,093
                                                                                                        --------------
LIABILITIES:
Advisory fee payable (Note 2)....................................................................              475,318
Accrued expenses.................................................................................              223,713
Dividends payable................................................................................               46,232
                                                                                                        --------------
        Total liabilities........................................................................              745,263
                                                                                                        --------------
NET ASSETS: (Equivalent to $1.00 per share, offering and redemption price, based on
   2,814,390,490 shares of beneficial interest outstanding)......................................       $2,814,365,830
                                                                                                        ==============

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)
======================================================================================================================
INVESTMENT INCOME:
Interest and discount earned (Note 1d)...........................................................         $52,086,618
                                                                                                          -----------
EXPENSES:
Investment advisory fee (Note 2)..............................................         $5,252,596
Registration fees.............................................................            195,044
Dividend and transfer agency fees.............................................            113,188
Accounting and custodian services.............................................             81,671
Legal and audit fees..........................................................             11,911
Printing and shareholder reports..............................................              9,277
Trustees' fees (Note 5).......................................................              8,526
Insurance.....................................................................              4,869
Miscellaneous.................................................................              3,846
                                                                                       ----------
        Total expense.........................................................          5,680,928
Waived investment advisory fee (Note 2).......................................         (2,846,846)          2,834,082
                                                                                       ----------         -----------
        Net investment income....................................................................          49,252,536
Net realized loss from investment transactions...................................................             (4,734)
                                                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................................         $49,247,802
                                                                                                          ===========

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND                                       SIX MONTHS               YEAR
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)                                       ENDED                 ENDED
                                                                               OCTOBER 31, 2000       APRIL 30, 2000
======================================================================================================================
INCREASE IN NET ASSETS:

OPERATIONS:
Net investment income.....................................................       $   49,252,536        $   75,407,717
Net realized gain (loss) from investment transactions.....................               (4,734)              117,232
                                                                                 --------------        --------------
Net increase in net assets resulting from operations......................           49,247,802            75,524,949
Total declared as dividends to shareholders (Note 4)......................          (49,252,515)          (75,427,016)
Capital share transactions (Note 3).......................................          758,696,090           102,501,621
                                                                                 --------------        --------------
Net increase in net assets................................................          758,691,377           102,599,554

NET ASSETS:
Beginning of period.......................................................        2,055,674,453         1,953,074,899
                                                                                 --------------        --------------
End of period, including undistributed net investment income of $21 and
   $0 and accumulated capital losses of $133,253 and $128,519 respectively
   (Note 1g and Note 4)...................................................       $2,814,365,830        $2,055,674,453
                                                                                 ==============        ==============

----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND    SIX MONTHS
FINANCIAL HIGHLIGHTS (UNAUDITED)                 ENDED                             ENDED APRIL 30,
                                             OCTOBER 31,YEAR   -------------------------------------------------------
                                                  2000          2000        1999         1998        1997       1996
======================================================================================================================
Net Asset Value, Beginning of period....         $1.00         $1.00       $1.00        $1.00       $1.00       $1.00
   Net investment income................           .02           .03         .03          .04         .03         .04
   Dividends from net investment income.          (.02)         (.03)       (.03)        (.04)       (.03)       (.04)
                                                  ----          ----        ----         ----        ----        ----
Net Asset Value, End of period..........         $1.00         $1.00       $1.00        $1.00       $1.00       $1.00
                                                  ====          ====        ====         ====        ====        ====
Total Return............................          2.08%(1)      3.41%       3.22%        3.59%       3.41%       3.68%
Ratios/Supplemental Data:
   Net Assets, End of period (000)......    $2,814,366    $2,055,674  $1,953,075   $1,804,442  $1,003,655    $667,205
   Ratio of expenses to average net assets
     (before waiver)....................           .47%(2)       .48%        .49%         .49%        .52%        .54%
   Ratio of expenses to average net assets
     (after waiver).....................           .24%(2)       .24%        .24%         .24%        .27%        .29%
   Ratio of net investment income,
     including realized and unrealized
     gains and losses, to average net
     assets (before waiver).............          3.86%(2)      3.12%       2.92%        3.28%       3.12%       3.35%
   Ratio of net investment income,
     including realized and unrealized
     gains and losses, to average net
     assets (after waiver)..............          4.09%(2)      3.36%       3.17%        3.53%       3.37%       3.60%

(1) Cumulative total return
(2) On an annualized basis

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Merrill Lynch Funds For Institutions Series (the "Trust") was organized as a Massachusetts business trust on May 7, 1987, and is registered under the Investment Company Act of 1940 as a diversified, open-end management company. On June 15, 1998, Merrill Lynch Rated Institutional Fund commenced operations as a separate series of the Trust. On January 27, 1997, Merrill Lynch Premier Institutional Fund commenced operations as a separate series of the Trust. The Trust has a fiscal year end of April 30. The Trust's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies consistently followed by the Trust in conformity with generally accepted accounting principles.

   (a) The value of the Premier Institutional, Institutional, Rated Institutional, Government and Treasury Fund portfolio securities is determined on the basis of fair value as determined in good faith by the Board of Trustees (the "Trustees") of the Trust. In determining fair value, securities for which market quotations are readily available are valued at market value. Other securities, if any, are valued at their fair value in the best judgment of Fund Asset Management, L.P., ("FAM") under procedures established by, and under the supervision of, the Trustees. Securities with remaining maturities of 60 days or less are valued by use of the amortized cost method. Institutional Tax-Exempt Fund's portfolio securities are carried at amortized cost which approximates market value.

   For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is deemed to be the demand notice payment period.

   (b) It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its share-holders. Therefore, no federal income tax provision is required.

   (c) Realized gains and losses on investments are computed on the basis of identified cost of the security sold.

   (d) Security transactions are accounted for on the date the securities are purchased or sold (the trade date). Interest income (after adjustment for amortization of premium or accretion of discount) is recorded as earned.

   (e) Prepaid registration fees are charged to income as the related shares are sold.

   (f) Repurchase agreements--The Premier Institutional Fund, the Institutional Fund, the Rated Institutional Fund and the Government Fund invest in U.S. Government & Agency securities pursuant to repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is adequately collateralized.

   (g) During the year ended April 30, 2000, Merrill Lynch Institutional Tax-Exempt Fund reclassified amounts to reflect a decrease of $6,729 and $115,302 in accumulated capital losses and undistributed net investment income, respectively, as a result of permanent differences arising from different treatments of market discount for book and tax purposes.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   FAM, a subsidiary of Merrill Lynch & Co., Inc., provides investment advisory and corporate administrative services to the Trust for a fee, subject to certain limitations, at the following annual rates:

--------------------------------------------------------------------------------
MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED
================================================================================

                     Percentage of Average Daily Net Assets
                  -------------------------------------------

Premier
Institutional
Fund..................    .15%

Institutional Fund....    .40% up to and including $250,000,000
                         plus .375% over $250,000,000 up to and
                          including $500,000,000
                         plus .35% over $500,000,000 up to and
                          including $750,000,000
                         plus .325% over $750,000,000

Rated
Institutional
Fund..................    .20%

Government Fund and
Treasury Fund.........    .35% up to and including $500,000,000
                         plus .335% over $500,000,000 up to and
                          including $750,000,000
                         plus .32% over $750,000,000 up to and
                          including $1,000,000,000
                         plus .30% over $1,000,000,000

Institutional
Tax-Exempt Fund.......    .45% up to and including $1,500,000,000
                         plus .425% over $1,500,000,000 up
                          to and including $2,000,000,000
                         plus .40% over $2,000,000,000

   FAM has agreed to waive a portion of its advisory fees for the Institutional, Government, Treasury and Tax-Exempt Funds. The effective fee payable to FAM will be at the annual rate of 0.20% of each Fund's average daily net assets. FAM may discontinue waiver of the fee in whole or in part at any time without notice.

   For the six months ended October 31, 2000, FAM waived a portion of its fees amounting to $5,421,769 for the Institutional Fund, $1,533,643 for the Government Fund, $539,627 for the Treasury Fund and $2,846,846 for the Institutional Tax-Exempt Fund.

   All officers and certain trustees of the Trust are affiliated with Merrill Lynch & Co., Inc.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest in the Premier Institutional Fund, Institutional Fund, Rated Institutional Fund, Government Fund and Treasury Fund ($.01 par value) and Institutional Tax-Exempt Fund ($.10 par value) of a single class. At October 31, 2000, capital paid-in aggregated $15,723,093,169 for Premier Institutional Fund, $8,743,898,756 for Institutional Fund, $242,563,973 for Rated Institutional Fund, $2,586,561,422 for Government Fund, $754,319,151 for Treasury Fund and $2,814,390,490 for Institutional Tax-Exempt Fund. Transactions in shares at a constant net asset value of $1.00 per share were as follows:

                                      Period            Year
                                       Ended            Ended
                                     October 31,      April 30,
Premier Institutional Fund             2000             2000
--------------------------         --------------  ---------------
Shares sold...................     89,050,039,938  162,189,841,950
Shares issued to shareholders in
   reinvestment of dividends......    409,694,508      583,456,797
                                   --------------  ---------------
     Total........................ 89,459,734,446  162,773,298,747
Shares redeemed................... 88,271,314,514  158,868,494,343
                                   --------------  ---------------
     Net increase.................  1,188,419,932    3,904,804,404
                                   ==============  ===============

                                      Period            Year
                                       Ended            Ended
                                     October 31,      April 30,
Institutional Fund                     2000             2000
------------------                 --------------  ---------------
Shares sold......................  16,597,351,939   43,234,479,150
Shares issued to shareholders in
   reinvestment of dividends.....     247,098,300      399,231,203
                                   --------------  ---------------

     Total.......................  16,844,450,239   43,633,710,353
Shares redeemed..................  16,187,093,451   43,608,913,403
                                   --------------  ---------------
     Net increase................     657,356,788       24,796,950
                                   ==============  ===============

                                      Period            Year
                                       Ended            Ended
                                     October 31,      April 30,
Rated Institutional Fund               2000             2000
------------------------           --------------  ---------------
Shares sold......................     570,262,905    2,703,108,746
Shares issued to shareholders
   in reinvestment of  dividends.       8,570,694       18,133,352
                                   --------------  ---------------

     Total.......................     578,833,599    2,721,242,098
Shares redeemed..................     624,036,917    2,871,143,082
                                   --------------  ---------------
      Net decrease...............      (45,203,31)     (149,900,98)
                                   ==============  ===============


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--------------------------------------------------------------------------------
MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED
================================================================================

                                      Period            Year
                                       Ended            Ended
                                     October 31,      April 30,
Government Fund                         2000            2000
---------------                    --------------  ---------------
Shares sold......................   8,245,278,688   17,291,527,785
Shares issued to shareholders in
   reinvestment of dividends.....      72,339,992      125,465,660
                                   --------------  ---------------
      Total......................   8,317,618,680   17,416,993,445
Shares redeemed..................   8,335,642,601   17,449,201,846
                                   --------------  ---------------
      Net decrease...............     (18,023,921)     (32,208,401)
                                   ==============  ===============

                                      Period            Year
                                       Ended            Ended
                                     October 31,      April 30,
Treasury Fund                           2000            2000
-------------                      --------------  ---------------
Shares sold......................   1,082,497,368    2,721,983,100
Shares issued to shareholders in
   reinvestment of dividends.....      20,732,707       32,705,642
                                   --------------  ---------------
      Total......................   1,103,230,075    2,754,688,742
Shares redeemed..................   1,027,762,533    2,756,221,837
                                   --------------  ---------------
      Net increase (decrease)....      75,467,542       (1,533,095)
                                   ==============  ===============

                                        Period          Year
                                        Ended           Ended
Institutional                        October 31,      April 30,
Tax-Exempt Fund                         2000            2000
---------------                    --------------  ---------------
Shares sold......................   4,554,550,951    8,507,810,314
Shares issued to shareholders in
   reinvestment of dividends.....      47,865,553       71,052,924
                                   --------------  ---------------
      Total......................   4,602,416,504    8,578,863,238
Shares redeemed..................   3,843,720,414    8,476,361,617
                                   --------------  ---------------
      Net increase...............     758,696,090      102,501,621
                                   ==============  ===============

4. DISTRIBUTIONS

The Funds declare dividends daily, pay dividends monthly and automatically reinvest such dividends in additional Fund shares at net asset value, unless shareholders request payment in cash. Dividends for the Premier Institutional, Institutional, Rated Institutional, Government and Treasury Funds are declared from the total net investment income plus or minus realized gains or losses, if any, on investments.

   Dividends for the Institutional Tax-Exempt Fund are declared from net investment income-excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually, after deducting prior years' loss carryovers. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

   At April 30, 2000, the Institutional Tax-Exempt Fund had net capital loss carryovers of $128,519 of which $124,729 expire in the year 2003 and $3,790 expire in 2007.

5. TRUSTEES' FEES

Each Trustee who is not affiliated with the Trust or its adviser is paid an annual retainer fee of $40,000 plus an additional fee of $2,500 per meeting attended. Trustees' fees are allocated among the six series of the Trust based on the net assets under management.


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ADMINISTRATOR & DISTRIBUTOR
Merrill Lynch Funds Distributor, Inc.
One Financial Center -- 23rd Floor
Boston, Massachusetts 02111

INVESTMENT ADVISOR
Fund Asset Management, L.P.
P.O. Box 9011
Princeton, N.J. 08543-9011

CUSTODIAN & TRANSFER AGENT
State Street Bank & Trust Company
P.O. Box 8118
Boston, Massachusetts 02266-8118

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospec-tus. Past performance results shown in this report should not be considered a represen-tation of future performance, which will fluctuate. Each Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An invest-ment in the Funds in neither insured nor guaranteed by the U.S. Government.

#WWSANRPT2000

[logo] MERRILL LYNCH

Investment Managers

Semi-Annual Report

MERRILL LYNCH FUNDS
FOR INSTITUTIONS SERIES

Merrill Lynch Premier
  Institutional Fund

Merrill Lynch
  Institutional Fund

Merrill Lynch Rated
  Institutional Fund

Merrill Lynch
  Government Fund

Merrill Lynch
  Treasury Fund

Merrill Lynch Institutional
  Tax-Exempt Fund

October 31, 2000